UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22272

Nuveen California Municipal Value Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

28 February 2019

Nuveen Municipal Closed-End Funds

NCA	Nuveen California Municipal Value Fund, Inc.
NCB	Nuveen California Municipal Value Fund 2
NKX	Nuveen California AMT-Free Quality Municipal Income Fund
NAC	Nuveen California Quality Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	23

Report of Independent Registered Public Accounting Firm	24

Portfolios of Investments	25

Statement of Assets and Liabilities	63

Statement of Operations	64

Statement of Changes in Net Assets	65

Statement of Cash Flows	67

Financial Highlights	68

Notes to Financial Statements	73

Additional Fund Information	87

Glossary of Terms Used in this Report	88

Reinvest Automatically, Easily and Conveniently	90

Board Members & Officers	91

Chairman’s Letter
to Shareholders
Dear Shareholders,
Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with the Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while the U.S. Federal Reserve (Fed) planned to continue raising interest rates into 2019.
As the new year began, economic data have remained a mixed bag, and investors will be closely watching the first quarter 2019 corporate earnings reports. However, market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. The U.S. and China appear to be making progress on trade talks, such that President Trump did not increase tariffs as initially planned in March 2019. While these events did reduce some of the markets’ uncertainty, downside risks still appear to be rising.
Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.
We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
April 23, 2019

Portfolio Manager’s Comments
Nuveen California Quality Municipal Income Fund (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California AMT-Free Municipal Income Fund (NKX)
Nuveen California Dividend Advantage Municipal Fund (NAC)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Scott R. Romans, PhD, reviews U.S. economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of these Nuveen California Municipal Funds. Scott has managed NCA, NKX and NAC since 2003 and NCB since its inception in 2009.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 28, 2019?
The U.S. economy continued to grow at a solid pace during the reporting period. Gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 2.2% in the fourth quarter of 2018, according to the Bureau of Economic Analysis “third” estimate. Consumer and business spending supported growth in the final months of 2018, while a weaker housing market and a larger trade deficit subtracted from GDP. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.8% in February 2019 from 4.1% in February 2018 and job gains averaged around 209,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.4% in February 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.5% over the twelve-month reporting period ended February 28, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the pace of price increases has slowed as mortgage rates drifted higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.3% year-over-year in January 2019 (most recent data avail-

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
able at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 3.2% and 3.6%, respectively.
As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. As expected, the Fed held rates steady at its January 2019 committee meeting. Subsequent to the end of the reporting period, at its March 2019 meeting, the Fed again kept rates unchanged and further clarified that it will discontinued rolling assets off its balance sheet in September 2019, sooner than many observers expected.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China settled on a 90-day trade truce, and after the countries resumed trade talks in early 2019, President Trump said he would not increase the tariffs in March 2019 as planned. Brexit negotiations continued to be uncertain, and Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament. (Subsequent to the end of the reporting period, the European Union approved a conditional delay, allowing the U.K. more time to approve a plan.) Europe also contended with Italy’s new euroskeptic coalition government, the “yellow vest” protests in France, immigration policy concerns and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S. and North Korea held a denuclearization summit in June 2018 and a second summit in February 2019 without securing an agreement. In late December 2018, the U.S. government entered a 35-day partial shutdown due to an impasse on border security funding. Concerns about a second shutdown were alleviated after the government passed a funding bill in February 2019.
Municipal bonds delivered positive performance in this reporting period. Interest rates were increasing through much of the reporting period, as a strong economic backdrop kept the Fed on its course of monetary tightening. The 10-year U.S. Treasury yield peaked at 3.24% in November 2018. However, in December 2018, market volatility spiked as uncertain trade policy, Brexit negotiations, and weak macro data in Europe and China weighed on the U.S. growth outlook. Equities and riskier segments of the bond market sold off sharply in the fourth quarter of 2018. Following the Fed’s December meeting, investor expectations for a pause in rate increases drove repricing in the markets, driving long-term interest meaningfully lower through the end of the reporting period. While the U.S. Treasury yield curve flattened over this reporting period, the municipal yield curve “twisted” by flattening at the short end and steepening at the long end of the curve. For the twelve-month period overall, municipal bond yields were marginally lower, belying larger intra-period swings.
Supply and demand conditions in the municipal bond market were favorable to performance in this reporting period, particularly in the latter three months. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond issuance nationwide totaled $347.3 billion in this reporting period, a 19.0% decrease from the issuance for the twelve-month reporting period ended February 28, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed’s pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes, is expected to increase.
How were the economic and market environments in California during the twelve-month reporting period ended February 28, 2019?
California’s $2.7 trillion economy is the largest in the United States and ranks fifth in the world, according to the International Monetary Fund. California job growth continues to outpace the national average, but at a slower pace as the economy enters late stage expansion. California’s economy is driven by high technology, international trade and tourism but is also supplemented by better residential construction and real estate conditions. The state’s unemployment rate was 4.2% as of February 2019, up from 4.1% the year prior, and the gap between California and the nation’s 3.8% unemployment rate widened. According to the S&P CoreLogic Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 1.3%, 2.9% and 1.8%, respectively, over the twelve months ended January 2019 (most recent data available at the time this report was prepared), compared with an average increase of 4.3% nationally. The enacted Fiscal Year 2019 General Fund budget totals $138.7 billion, which is 9.2% higher than the revised Fiscal Year 2018 budget. Strong revenue growth due to a strengthening economy and stock market have enhanced the state’s fiscal position. For Fiscal Year 2019-2020, the proposed General Fund Governor’s Budget totals $144.2 billion, 4% higher than the $138.7 billion enacted budget for Fiscal Year 2019 and approximately 50% higher than the Fiscal Year 2013’s budget. The Governor’s Budget Proposal includes a $1.8 billion transfer to the rainy day fund, increasing it to $15.3 billion (or 10.6% of General Fund revenues) for Fiscal Year 2020, and continues to pay down debts and long-term liabilities including prefunding state retiree health care benefits, providing a supplemental pension payment to CalPERS and paying down a portion of the unfunded CalSTRS liability. The May 2019 Revision to the budget will include projected effects of the federal Tax Cuts and Jobs Act on the state’s General Fund. As of February 2019, Standard & Poor’s affirmed its AA-/Stable rating and outlook on California general obligation (GO) debt and Moody’s Investors Service affirmed its state GO rating of Aa3 with a positive outlook. During the twelve months ended February 28, 2019, municipal issuance in California totaled $50.9 billion, a gross issuance decrease of 19.6% from the twelve months ended February 28, 2018.
What key strategies were used to manage these Funds during the twelve-month reporting period ended February 28, 2019?
Municipal bonds performed well during the reporting period amid positive fundamental credit conditions and a favorable technical supply-demand balance. The performance of California’s municipal bond market lagged that of the national market in this reporting period.
We also note that California is among the states with the highest personal income and property taxes, which will be more meaningfully affected by the new limits on state and local tax, or SALT, deductions. In early 2019, as individuals were beginning to file their tax returns under the new caps, some were likely to see higher-than-expected tax liabilities, especially in California and other high income tax states. As a result, demand for in-state municipal bonds, which offer both state and federal tax advantages, is expected to grow.

Portfolio Manager’s Comments (continued)
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. We bought bonds across several sectors during the reporting period. All four funds added airport bonds, with NCA, NCB and NAC buying the alternative minimum tax (AMT) issues and NKX adding the non-AMT issue. We also took advantage of an opportunity to buy sub-investment grade credits in the student housing, health care and tobacco sectors. Several large tobacco settlement bonds were called during the reporting period. We reinvested some of the proceeds from the called bonds back into the newly issued replacement bonds and bought more tobacco bonds in the secondary market, emphasizing structures offering 5.25% coupons to replace 5% coupon bonds.
We also took advantage of the significant spread widening between 4% and 5% coupon bonds in California during this reporting period. This enabled us to swap lower quality 4% coupon bonds for higher quality 4% coupon bonds (primarily local GO bonds), which can provide the Funds with better liquidity if the market environment shifts. Additionally, as credit spreads widened in the fourth quarter of 2018, we bought high grade bonds, including local GOs, utilities and sales tax bonds, to hold as short-term placeholders that can be easily sold if more attractive long-term opportunities arise.
Buying activity during the reporting period was funded mostly from the proceeds of called and maturing bonds. We also selectively sold bonds with intermediate maturities (10 to 15 years) and shorter calls (5 to 7 years) at substantial premiums, which could be more likely to underperform as the yield curve flattened, to buy bonds with longer maturity and longer (10-year) call structures that offered enhanced income capability. We also sold some higher grade bonds with relatively lower book yields to opportunistically invest in below investment grade bonds offering relatively higher yields, including the aforementioned student housing, health care and tobacco credits.
As of February 28, 2019, NKX and NAC continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended February 28, 2019?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year, ten-year and/or since inception periods ended February 28, 2019. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the twelve months ended February 28, 2019, the total returns at common share NAV for NCA, NCB and NAC underperformed the returns for the S&P Municipal Bond California Index and the national S&P Municipal Bond Index, and NKX performed in line with the S&P Municipal Bond California Index and underperformed the national S&P Municipal Bond Index.
The main factor influencing the Funds’ performance during this reporting period was yield curve and duration positioning. NCA and NKX had longer duration profiles relative to the index than NAC and NCB, which provided a larger positive contribution to NCA’s and NKX’s performance. Unlike the other three Funds, NCB’s yield curve and duration positioning was a modest detractor from relative performance. NCB’s inception in 2009 was in an environment of comparatively higher interest rates and wider yield spreads. As NCB’s duration has drifted lower over time (but remains longer than the duration of the overall municipal market), we have sought to boost the Fund’s income earning potential as a counterbalancing measure.
Credit ratings allocations also added value to the Funds’ performance in this reporting period. The highest grade (AAA rated) and below investment grade segments outperformed, while middle grade credits underperformed. The Funds’ were positioned with an overweight to below investment grade bonds, which boosted performance, but gains were partially offset by an underweight to AAA rated bonds that detracted from returns.

At the sector level, our overweight allocation to pre-refunded bonds underperformed, as this group significantly lagged the broad market in this reporting period. Short maturity bonds, including those in the pre-refunded sector, saw their prices decline as short-term interest rates rose in concert with the Fed’s rate hikes. An overweight to the transportation sector also detracted from performance, as did an underweight to the tax-supported (including state and local GOs) sector.
In addition, the use of regulatory leverage was a factor affecting the performance of NKX and NAC. NCA and NCB do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
Leverage from issuance of preferred shares had a positive impact on the total return performance of NKX and NAC over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the total return performance of NCB, NKX and NAC over the reporting period.
As of February 28, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NCA	NCB	NKX	NAC
Effective Leverage*	0.00%	0.00%	39.54%	38.33%
Regulatory Leverage*	0.00%	0.00%	37.51%	37.13%
*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of February 28, 2019, the following Funds have issued and outstanding preferred shares as shown in the accompanying table.
As mentioned previously, NCA and NCB do not use regulatory leverage.

	Variable Rate Preferred*	Variable Rate Remarketed Preferred**
	Shares Issued at Liquidation Preference	Shares Issued at Liquidation Preference	Total
NKX	$—	$432,600,000	$432,600,000
NAC	$638,900,000	$638,700,000	$1,277,600,000
*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP- VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of February 28, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NCA	NCB	NKX	NAC
March 2018	$0.0285	$0.0540	$0.0560	$0.0585
April	0.0285	0.0540	0.0560	0.0585
May	0.0285	0.0540	0.0560	0.0585
June	0.0285	0.0540	0.0560	0.0555
July	0.0285	0.0540	0.0560	0.0555
August	0.0285	0.0540	0.0560	0.0555
September	0.0285	0.0540	0.0515	0.0555
October	0.0285	0.0540	0.0515	0.0555
November	0.0285	0.0540	0.0515	0.0555
December	0.0285	0.0540	0.0515	0.0555
January	0.0285	0.0540	0.0515	0.0555
February 2019	0.0285	0.0540	0.0515	0.0555
Total Distributions from Net Investment Income	$0.3420	$0.6480	$0.6450	$0.6750
Yields
Market Yield*	3.63%	4.05%	4.58%	5.01%
Taxable-Equivalent Yield*	5.42%	6.05%	6.82%	7.48%
*
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.0%, 33.0%, 32.9% and 33.1% for NCA, NCB, NKX and NAC, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, NCA was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, NCA, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The total amount of common shares authorized under this Shelf Offering are as shown in the accompanying table.

NCA
Additional authorized common shares	2,700,000	*
* Represents additional authorized common shares for the period March 1, 2018 through June 29, 2018.

During the current reporting period, NCA did not sell any common shares through its Shelf Offering.
Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details on Shelf Offerings and the Fund’s transactions.
COMMON SHARE REPURCHASES
During August 2018, the Funds’ Board of Directors/Trustees reauthorized an open–market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 28, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NCA	NCB	NKX	NAC
Common shares cumulatively repurchased and retired	–	–	230,000	370,000
Common shares authorized for repurchase	2,810,000	330,000	4,775,000	14,510,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

	NKX	NAC
Common shares repurchased and retired	230,000	370,000
Weighted average price per common share repurchased and retired	$12.54	$12.45
Weighted average discount per common share repurchased and retired	15.44%	15.10%

OTHER COMMON SHARE INFORMATION
As of February 28, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NCA	NCB	NKX	NAC
Common share NAV	$10.13	$15.64	$15.17	$14.95
Common share price	$9.42	$16.00	$13.50	$13.30
Premium/(Discount) to NAV	(7.01)%	2.30%	(11.01)%	(11.04)%
12-month average premium/(discount) to NAV	(7.64)%	(0.82)%	(12.52)%	(12.42)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NCA and www.nuveen.com/NCB.
Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
Nuveen California Quality Municipal Income Fund (NAC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NKX and www.nuveen.com/NAC.

NCA	Nuveen California Municipal Value Fund, Inc. Performance Overview and Holding Summaries as of February 28, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2019
	Average Annual
	1-Year	5-Year	10-Year
NCA at Common Share NAV	2.82%	4.38%	5.92%
NCA at Common Share Price	2.31%	3.93%	5.87%
S&P Municipal Bond California Index	3.70%	3.72%	5.22%
S&P Municipal Bond Index	4.03%	3.45%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NCA	Nuveen California Municipal Value Fund, Inc. Performance Overview and Holding Summaries as of February 28, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	93.0%
Short-Term Municipal Bonds	5.9%
Other Assets Less Liabilities	1.1%
Net Assets	100%

States and Territories
(% of total investments)
California	99.6%
Virgin Islands	0.4%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	20.5%
Transportation	19.6%
Health Care	14.9%
Water and Sewer	12.8%
Tax Obligation/Limited	12.0%
U.S. Guaranteed	7.6%
Consumer Staples	5.9%
Utilities	4.7%
Other	2.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.6%
AAA	16.0%
AA	42.6%
A	18.6%
BBB	4.1%
BB or Lower	7.2%
N/R (not rated)	3.9%
Total	100%

NCB	Nuveen California Municipal Value Fund 2 Performance Overview and Holding Summaries as of February 28, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2019
	Average Annual
			Since
	1-Year	5-Year	Inception
NCB at Common Share NAV	2.50%	4.06%	6.28%
NCB at Common Share Price	6.77%	6.29%	6.23%
S&P Municipal Bond California Index	3.70%	3.72%	5.10%
S&P Municipal Bond Index	4.03%	3.45%	4.60%

Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NCB	Nuveen California Municipal Value Fund 2 Performance Overview and Holding Summaries as of February 28, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.8%
Other Assets Less Liabilities	1.2%
Net Assets	100%

States and Territories
(% of total investments)
California	100%
Total	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	18.9%
Tax Obligation/General	16.6%
Transportation	15.0%
Utilities	11.8%
Health Care	10.2%
Tax Obligation/Limited	9.5%
Water and Sewer	6.1%
Consumer Staples	6.1%
Other	5.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	19.0%
AAA	9.4%
AA	33.0%
A	20.9%
BBB	6.9%
BB or Lower	5.7%
N/R (not rated)	5.1%
Total	100%

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2019
	Average Annual
	1-Year	5-Year	10-Year
NKX at Common Share NAV	3.73%	6.19%	7.39%
NKX at Common Share Price	1.45%	6.01%	7.48%
S&P Municipal Bond California Index	3.70%	3.72%	5.22%
S&P Municipal Bond Index	4.03%	3.45%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	160.4%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP Shares,
net of deferred offering costs	162.6%
Floating Rate Obligations	(2.9)%
MFP Shares, net of deferred offering costs	(19.4)%
VRDP Shares, net of deferred offering costs	(40.3)%
Net Assets	100%

States and Territories
(% of total investments)
California	98.1%
Guam	1.1%
Virgin Islands	0.4%
Puerto Rico	0.3%
New York	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.8%
Tax Obligation/General	18.4%
Water and Sewer	12.8%
Health Care	10.7%
U.S. Guaranteed	10.4%
Transportation	10.2%
Consumer Staples	5.9%
Utilities	5.3%
Other	4.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.6%
AAA	5.3%
AA	49.4%
A	17.3%
BBB	3.4%
BB or Lower	7.1%
N/R (not rated)	6.9%
Total	100%

NAC	Nuveen California Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2019
	Average Annual
	1-Year	5-Year	10-Year
NAC at Common Share NAV	3.01%	5.87%	8.23%
NAC at Common Share Price	3.79%	4.67%	8.54%
S&P Municipal Bond California Index	3.70%	3.72%	5.22%
S&P Municipal Bond Index	4.03%	3.45%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NAC	Nuveen California Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	158.7%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP
Shares, net of deferred offering costs	160.2%
Floating Rate Obligations	(1.3)%
MFP Shares, net of deferred offering costs	(14.8)%
VRDP Shares, net of deferred offering costs	(44.1)%
Net Assets	100%

States and Territories
(% of total investments)
California	99.0%
Guam	0.6%
Puerto Rico	0.3%
Virgin Islands	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.0%
Tax Obligation/Limited	15.6%
Transportation	14.6%
U.S. Guaranteed	12.3%
Health Care	10.1%
Water and Sewer	8.5%
Utilities	6.8%
Consumer Staples	5.8%
Other	4.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	12.5%
AAA	5.3%
AA	44.4%
A	18.7%
BBB	6.5%
BB or Lower	7.5%
N/R (not rated)	5.1%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on November 13, 2018 for NAC, NKX, NCA and NCB; at this meeting the shareholders were asked to elect Board Members.

		NAC			NKX		NCA	NCB
	Common and			Common and
	Preferred shares			Preferred shares
	voting together		Preferred	voting together		Preferred	Common	Common
	as a class		Shares	as a class		Shares	Shares	Shares
Approval of the Board Members
was reached as follows:
Margo L. Cook
For	131,246,157		—	41,783,289		—	25,838,888	3,044,671
Withhold	3,584,784		—	1,720,136		—	451,691	114,819
Total	134,830,941		—	43,503,425		—	26,290,579	3,159,490
Jack B. Evans
For	129,993,176		—	40,886,365		—	25,769,510	3,033,793
Withhold	4,837,765		—	2,617,060		—	521,069	125,697
Total	134,830,941		—	43,503,425		—	26,290,579	3,159,490
Albin F. Moschner
For	131,142,151		—	41,844,457		—	25,759,388	3,045,060
Withhold	3,688,790		—	1,658,968		—	531,191	114,430
Total	134,830,941		—	43,503,425		—	26,290,579	3,159,490
William C. Hunter
For	—		10,526	—		4,216	—	—
Withhold	—		—	—		—	—	—
Total	—		10,526	—		4,216	—	—
William J. Schneider
For	—		10,526	—		4,216	25,692,735	3,012,153
Withhold	—		—	—		—	597,844	147,337
Total	—		10,526	—		4,216	26,290,579	3,159,490

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors/Trustees of
Nuveen California Municipal Value Fund, Inc.
Nuveen California Municipal Value Fund 2
Nuveen California AMT-Free Quality Municipal Income Fund
Nuveen California Quality Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen California Municipal Value Fund, Inc., Nuveen California Municipal Value Fund 2, Nuveen California AMT-Free Quality Municipal Income Fund, and Nuveen California Quality Municipal Income Fund (the “Funds”), including the portfolios of investments, as of February 28, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, the statements of cash flows (Nuveen California AMT-Free Quality Municipal Income Fund and Nuveen California Quality Municipal Income Fund) for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2019, the results of their operations and their cash flows (where applicable) for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, IL
April 26, 2019

NCA	Nuveen California Municipal Value Fund, Inc. Portfolio of Investments February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 93.0% (94.1% of Total Investments)
	MUNICIPAL BONDS – 93.0% (94.1% of Total Investments)
	Consumer Staples – 5.8% (5.9% of Total Investments)
$ 3,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	2/19 at 100.00	CCC	$ 2,964,150
	Gold Country Settlement Funding Corporation, Refunding Series 2006, 5.250%, 6/01/46
2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	2/19 at 100.00	B2	2,000,900
	Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41
60	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	3/19 at 100.00	A	60,140
	Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B+	3,585,030
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
2,450	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	2,455,586
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
1,155	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	1,114,944
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
3,895	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	3/19 at 28.77	N/R	1,019,088
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A,
	0.000%, 6/01/41
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	2/19 at 100.00	B–	3,515,645
	Bonds, Series 2005A-1, 5.500%, 6/01/45
19,630	Total Consumer Staples			16,715,483
	Education and Civic Organizations – 1.2% (1.2% of Total Investments)
450	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	499,018
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
185	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	197,134
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
1,165	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	1,260,274
	College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52
690	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	721,519
700	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	BBB–	745,969
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46
3,190	Total Education and Civic Organizations			3,423,914
	Health Care – 8.9% (9.0% of Total Investments)
285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	AA–	314,908
	Health, Refunding Series 2015A, 5.000%, 8/15/43
1,950	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	AA–	2,172,690
	Health, Refunding Series 2016B, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
1,200	5.000%, 11/15/34	11/27 at 100.00	AA–	1,402,584
2,950	5.000%, 11/15/48	11/27 at 100.00	AA–	3,307,275
555	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	605,255
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
350	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	393,628
	Services, Refunding Series 2014A, 5.000%, 10/01/38
690	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	764,637
	Services, Series 2014B, 5.000%, 10/01/44

NCA	Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments (continued)

February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s
	Hospital – San Diego, Series 2011:
$ 560	5.000%, 8/15/31	8/21 at 100.00	AA	$ 601,759
670	5.250%, 8/15/41	8/21 at 100.00	AA	712,679
100	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	109,693
	Refunding Series 2017A, 5.000%, 7/01/42
400	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	427,280
	2017A, 5.250%, 11/01/47
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
2,390	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	2,510,121
2,625	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	2,792,265
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	1,080,400
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	2,814,446
	Permanente, Series 2012A, 5.000%, 4/01/42
1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds,	3/19 at 100.00	A	1,003,420
	Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35
2,360	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	2,484,443
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	1,908,253
	2011, 7.500%, 12/01/41
23,460	Total Health Care			25,405,736
	Housing/Multifamily – 0.8% (0.8% of Total Investments)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc. Projects, Senior Series 2014A:
65	5.250%, 8/15/39	8/24 at 100.00	BBB+	70,528
175	5.250%, 8/15/49	8/24 at 100.00	BBB+	188,895
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	1,125,805
	Series 2012A, 5.500%, 8/15/47
915	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak	3/19 at 100.00	N/R	916,318
	Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28
2,215	Total Housing/Multifamily			2,301,546
	Tax Obligation/General – 20.3% (20.5% of Total Investments)
1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013,	2/23 at 100.00	AA–	1,116,610
	5.000%, 2/01/29
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2014,	8/24 at 100.00	AA–	1,142,610
	5.000%, 8/01/31
3,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	AA–	3,437,250
	5.000%, 8/01/34
	California State, General Obligation Bonds, Various Purpose Series 2009:
1,615	6.000%, 4/01/38	4/19 at 100.00	AA–	1,620,249
1,000	6.000%, 11/01/39	11/19 at 100.00	AA–	1,028,470
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA–	2,064,980
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 4/01/37	4/23 at 100.00	AA–	2,754,225
2,500	5.000%, 2/01/43	2/23 at 100.00	AA–	2,722,500
2,240	5.000%, 11/01/43	11/23 at 100.00	AA–	2,473,184
	California State, General Obligation Bonds, Various Purpose Series 2014:
5,000	5.000%, 5/01/32	5/24 at 100.00	AA–	5,668,000
1,970	5.000%, 10/01/39	10/24 at 100.00	AA–	2,210,557
2,000	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	AA–	2,244,100
4,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation	1/28 at 100.00	AAA	4,652,200
	Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 290	Oceanside Unified School District, San Diego County, California, General Obligation	8/20 at 13.60	AA	$ 38,216
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation	9/36 at 100.00	Aaa	10,795,681
	Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41 (4)
19,860	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	13,793,366
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)
61,850	Total Tax Obligation/General			57,762,198
	Tax Obligation/Limited – 11.9% (12.0% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia	3/19 at 100.00	BBB+	1,000,460
	Redevelopment Project Area, Series 2007, 5.375%, 6/01/27
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project
	Area, Series 2003:
3,000	5.500%, 10/01/23 – RAAI Insured	3/19 at 100.00	AA	3,008,310
1,000	5.625%, 10/01/33 – RAAI Insured	3/19 at 100.00	AA	1,003,130
1,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	A+	1,685,655
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
1,250	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	A+	1,399,562
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	A+	3,291,900
	Series 2012G, 5.000%, 11/01/37
1,005	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax	3/19 at 100.00	A	1,007,352
	Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured
3,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	3,453,360
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	1,340,520
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39
3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA	3,855,139
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	153,632
	Redevelopment Project, Series 2011, 6.750%, 9/01/40
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
945	5.250%, 9/01/30	9/23 at 100.00	N/R	1,021,347
860	5.750%, 9/01/39	9/23 at 100.00	N/R	933,453
150	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	163,581
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
80	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	89,270
	Project Area, Series 2011B, 6.500%, 10/01/25
50	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	53,572
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,085,460
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42
170	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	179,117
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,581,550
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured
110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	119,712
	2011, 7.000%, 10/01/26
	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community
	Facility District 99-02, Series 2018A:
1,000	5.000%, 9/01/33	9/25 at 103.00	N/R	1,090,130
765	5.000%, 9/01/43	9/25 at 103.00	N/R	811,267

NCA	Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	$ 100,399
	District 16-01, Series 2017, 5.750%, 9/01/32, 144A
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,074,890
	2012A, 5.000%, 10/01/32 – AGM Insured
260	Vista Joint Powers Financing Authority, California, Special Tax Lease Revenue Refunding	3/19 at 100.00	N/R	260,322
	Bonds, Community Facilities District 90-2, Series 1997A, 5.875%, 9/01/20
31,055	Total Tax Obligation/Limited			33,763,090
	Transportation – 19.4% (19.6% of Total Investments)
1,820	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	2,096,895
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,945	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	2,137,925
4,010	5.750%, 1/15/46	1/24 at 100.00	A–	4,506,318
4,010	6.000%, 1/15/53	1/24 at 100.00	A–	4,590,327
5,665	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/25 at 100.00	AA	6,257,219
	Airport, Senior Lien Series 2015D, 5.000%, 5/15/41 (AMT)
4,610	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	5,292,326
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
3,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C, 5.000%, 8/01/44	8/24 at 100.00	AA	3,398,370
125	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue	3/19 at 100.00	N/R	125,037
	Bonds, Series 2006, 5.550%, 7/01/28 (AMT)
1,210	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29 (AMT)	5/22 at 100.00	A+	1,313,334
2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	2,257,780
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
11,750	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A+	13,125,220
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,535	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	5,047,183
	International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)
4,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A+	5,089,162
	International Airport, Second Series 2018E, 5.000%, 5/01/48
49,145	Total Transportation			55,237,096
	U.S. Guaranteed – 7.5% (7.6% of Total Investments) (5)
1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series	8/20 at 100.00	AA–	1,065,370
	2011B, 6.000%, 8/15/42 (Pre-refunded 8/15/20)
970	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB	1,029,994
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	10/19 at 100.00	A+	1,025,050
	Series 2009G-1, 5.750%, 10/01/30 (Pre-refunded 10/01/19)
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/19 at 100.00	A+	2,065,200
	Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)
885	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 4/01/38	4/19 at 100.00	AA+	888,097
	(Pre-refunded 4/01/19)
985	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AA+	1,053,260
	Revenue Bonds, Series 1988, 8.250%, 6/01/21 (AMT) (ETM)
750	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment	8/19 at 100.00	BBB	763,830
	Project Areas Housing Programs, Series 2009, 6.000%, 8/01/24 (Pre-refunded 8/01/19)
370	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	414,296
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
5,710	Oceanside Unified School District, San Diego County, California, General Obligation	8/20 at 13.60	AA	759,316
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 2,940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/19 at 100.00	N/R	$ 3,039,872
	2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	3,111,903
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	485,910
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
5,930	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family	No Opt. Call	AA+	5,124,232
	Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (AMT) (ETM)
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	71,512
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	71,765
80	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	88,326
190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	213,248
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32
	(Pre-refunded 9/01/21)
26,280	Total U.S. Guaranteed			21,271,181
	Utilities – 4.6% (4.7% of Total Investments)
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	2,275,794
	Series 2007A, 5.500%, 11/15/37
1,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	AA	1,125,950
	Series 2016A, 5.000%, 7/01/40
420	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	AA	478,876
	Series 2016B, 5.000%, 7/01/37
3,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	AA	4,096,506
	Series 2017A, 5.000%, 7/01/42
2,630	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	AA	3,008,746
	Series 2017C, 5.000%, 7/01/42
1,890	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	AA	2,202,984
	Series 2018A, 5.000%, 7/01/38
11,345	Total Utilities			13,188,856
	Water and Sewer – 12.6% (12.8% of Total Investments)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,375	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	Baa3	1,442,224
2,675	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	2,785,264
4,240	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	4,869,682
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	2,292,640
	Water District Series 2016, 5.000%, 3/01/41
6,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	6,835,800
	2017A, 5.000%, 7/01/41
4,475	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	5,120,832
	2018A, 5.000%, 7/01/48
4,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	4,702,320
	2018B, 5.000%, 7/01/38
1,400	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	1,645,616
	2018A, 5.000%, 6/01/38

NCA	Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue
	Bonds, Refunding Subordinate Lien Series 2016B:
$ 2,335	5.000%, 8/01/32	8/26 at 100.00	Aa3	$ 2,749,229
3,000	5.000%, 8/01/37	8/26 at 100.00	Aa3	3,443,490
31,500	Total Water and Sewer			35,887,097
$ 259,670	Total Long-Term Investments (cost $243,489,686)			264,956,197

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 5.9% (5.9% of Total Investments)
	MUNICIPAL BONDS – 5.9% (5.9% of Total Investments)
	Health Care – 5.9% (5.9% of Total Investments)
$ 4,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West,	4/19 at 100.00	A-1	$ 4,000,000
	Series 2011C, Variable Rate Demand Obligations, 1.570%, 3/01/47 (6)
8,670	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente,	4/19 at 100.00	A-1+	8,670,000
	Variable Rate Demand Obligations, Series 2008A, 1.300%, 4/01/32 (6)
4,000	California Statewide Communities Development Authority, Revenue Bonds, , Variable Rate Demand
	Obligations, SWEEP Loan Program, Variable Rate Demand Series 2007A, 1.150%, 8/01/35 (6)	5/19 at 100.00	A-1+	4,000,000
$ 16,670	Total Short-Term Investments (cost $16,670,000)			16,670,000
	Total Investments (cost $260,159,686) – 98.9%			281,626,197
	Other Assets Less Liabilities – 1.1%			2,997,390
	Net Asset Applicable to Common Shares – 100%			$ 284,623,587

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

NCB	Nuveen California Municipal Value Fund 2 Portfolio of Investments February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.8% (100.0% of Total Investments)
	Consumer Staples – 6.0% (6.1% of Total Investments)
$ 1,100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	$ 1,102,508
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
230	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	222,023
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
1,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	3/19 at 28.77	N/R	261,640
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A,
	0.000%, 6/01/41
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	2/19 at 100.00	B–	1,506,705
	Bonds, Series 2005A-1, 5.500%, 6/01/45
3,830	Total Consumer Staples			3,092,876
	Education and Civic Organizations – 2.9% (2.9% of Total Investments)
865	California Educational Facilities Authority, Revenue Bonds, University of the Pacific,	11/19 at 100.00	A2	886,582
	Series 2009, 5.500%, 11/01/39
100	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	110,893
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
35	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	37,296
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
260	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	281,263
	College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52
150	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	BBB–	159,850
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46
1,410	Total Education and Civic Organizations			1,475,884
	Health Care – 10.1% (10.2% of Total Investments)
1,090	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,197,289
	Angeles, Series 2017A, 5.000%, 8/15/47
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of	11/19 at 100.00	AA–	1,029,920
	Orange County, Series 2009A, 6.500%, 11/01/38
70	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	76,339
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
75	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	84,349
	Services, Refunding Series 2014A, 5.000%, 10/01/38
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	166,225
	Services, Series 2014B, 5.000%, 10/01/44
20	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	21,939
	Refunding Series 2017A, 5.000%, 7/01/42
100	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	107,150
	2017A, 5.250%, 11/01/41
1,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	1,089,650
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	162,877
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
785	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	835,020
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A

NCB	Nuveen California Municipal Value Fund 2
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	$ 414,363
	2011, 7.500%, 12/01/41
4,820	Total Health Care			5,185,121
	Housing/Multifamily – 0.8% (0.8% of Total Investments)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc. Projects, Senior Series 2014A:
15	5.250%, 8/15/39	8/24 at 100.00	BBB+	16,276
40	5.250%, 8/15/49	8/24 at 100.00	BBB+	43,176
70	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	74,346
	Series 2012A, 5.500%, 8/15/47
250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	272,772
	Series 2012B, 7.250%, 8/15/47
375	Total Housing/Multifamily			406,570
	Long-Term Care – 2.1% (2.1% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	2/21 at 100.00	AA–	1,083,430
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
	Tax Obligation/General – 16.4% (16.6% of Total Investments)
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation	5/24 at 100.00	Aa1	2,516,220
	Bonds, Series 2009B, 0.000%, 5/01/34 (4)
1,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation	1/28 at 100.00	AAA	1,166,350
	Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/37
195	Oceanside Unified School District, San Diego County, California, General Obligation	8/20 at 13.60	AA	25,697
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured
840	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	981,364
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
10,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	2,736,800
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds,	9/19 at 100.00	AA+	509,590
	Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured
870	Westminster School District, Orange County, California, General Obligation Bonds,	8/39 at 100.00	AA	518,807
	Election 2008 Series 2013A, 0.000%, 8/01/52 – BAM Insured
15,505	Total Tax Obligation/General			8,454,828
	Tax Obligation/Limited – 9.4% (9.5% of Total Investments)
180	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+	199,094
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	1,151,120
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	1,340,521
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	32,921
	Redevelopment Project, Series 2011, 6.750%, 9/01/40
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
210	5.250%, 9/01/30	9/23 at 100.00	N/R	226,966
190	5.750%, 9/01/39	9/23 at 100.00	N/R	206,228

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 35	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	$ 38,169
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
15	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	16,738
	Project Area, Series 2011B, 6.500%, 10/01/25
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	21,429
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
1,500	San Francisco City and County, California, Certificates of Participation, Multiple	4/19 at 100.00	AA+	1,503,630
	Capital Improvement Projects, Series 2009A, 5.250%, 4/01/31
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	27,207
	2011, 7.000%, 10/01/26
100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	100,399
	District 16-01, Series 2017, 5.750%, 9/01/32, 144A
4,455	Total Tax Obligation/Limited			4,864,422
	Transportation – 14.8% (15.0% of Total Investments)
1,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00	AA–	1,728,570
	Subordinate Series 2019S-H, 5.000%, 4/01/44
395	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	455,095
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
865	5.750%, 1/15/46	1/24 at 100.00	A–	972,061
865	6.000%, 1/15/53	1/24 at 100.00	A–	990,183
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	1,148,010
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
305	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	330,269
1,820	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A+	2,033,013
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
6,750	Total Transportation			7,657,201
	U.S. Guaranteed – 18.7% (18.9% of Total Investments) (5)
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured	5/19 at 100.00	AA–	1,009,000
	Health Facility Revenue Bonds, Saint Rose Hospital, Series 2009A, 6.000%, 5/15/29
	(Pre-refunded 5/01/19)
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific,
	Series 2009:
55	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	56,460
80	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	82,124
1,900	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare	7/19 at 100.00	A3	1,928,006
	West, Series 2009A, 6.000%, 7/01/39 (Pre-refunded 7/01/19)
215	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB	228,298
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
1,965	California State Public Works Board, Lease Revenue Bonds, Department of Education	4/19 at 100.00	AA+	1,971,524
	Riverside Campus Project, Series 2009B, 5.750%, 4/01/23 (Pre-refunded 4/01/19)
500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	3/20 at 100.00	A+	522,775
	Series 2010A-1, 6.000%, 3/01/35 (Pre-refunded 3/01/20)
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment
	Project Areas Housing Programs, Series 2009:
575	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	587,615
425	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB	434,324
80	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	89,578
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)

NCB	Nuveen California Municipal Value Fund 2
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 3,805	Oceanside Unified School District, San Diego County, California, General Obligation	8/20 at 13.60	AA	$ 505,989
	Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 (Pre-refunded 8/01/20) – AGM Insured
250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/19 at 100.00	N/R	258,288
	2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)
725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	777,976
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	104,912
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
1,000	San Francisco City and County Redevelopment Financing Authority, California, Tax	8/19 at 100.00	AA	1,021,350
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009B, 6.625%, 8/01/39
	(Pre-refunded 8/01/19)
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	16,503
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
15	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	16,561
15	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	16,561
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	44,417
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26
	(Pre-refunded 9/01/21)
12,755	Total U.S. Guaranteed			9,672,261
	Utilities – 11.6% (11.8% of Total Investments)
415	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	AA	473,175
	Series 2016B, 5.000%, 7/01/37
1,245	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	AA	1,414,743
	Series 2017A, 5.000%, 7/01/42
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	1,395,890
	Series 2009C, 6.500%, 11/01/39
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A	2,723,640
	2007A, 5.250%, 11/01/24
5,060	Total Utilities			6,007,448
	Water and Sewer – 6.0% (6.1% of Total Investments)
1,000	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	1,162,290
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
1,075	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,	7/22 at 100.00	Baa3	1,119,311
	Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45
	(AMT), 144A
375	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	440,573
	2017A, 5.250%, 6/01/47
335	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	394,429
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/32
2,785	Total Water and Sewer			3,116,603
$ 58,745	Total Long-Term Investments (cost $46,796,671)			51,016,644
	Other Assets Less Liabilities – 1.2%			599,349
	Net Asset Applicable to Common Shares – 100%			$ 51,615,993

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 160.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 160.4% (100.0% of Total Investments)
	Consumer Staples – 9.4% (5.9% of Total Investments)
$ 475	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	3/19 at 100.00	A3	$ 479,707
	Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
6,350	5.600%, 6/01/36	2/19 at 100.00	B2	6,353,365
325	5.650%, 6/01/41	2/19 at 100.00	B2	325,146
2,780	5.700%, 6/01/46	2/19 at 100.00	B2	2,780,834
25	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	3/19 at 100.00	A	25,059
	Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21
1,345	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	3/19 at 100.00	Baa1	1,353,931
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
16,380	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B+	16,448,960
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
24,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	24,791,396
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
4,930	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	4,759,028
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed
	Bonds, Series 2005A-1:
8,450	5.375%, 6/01/38	2/19 at 100.00	B–	8,487,771
2,000	5.500%, 6/01/45	2/19 at 100.00	B–	2,008,940
67,795	Total Consumer Staples			67,814,137
	Education and Civic Organizations – 6.0% (3.7% of Total Investments)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	1,139,198
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37
3,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University,	9/25 at 100.00	AA	3,428,100
	Series 2015, 5.000%, 9/01/40
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein	8/23 at 100.00	BB–	4,922,858
	Academies Project, Series 2013A, 7.125%, 8/01/43
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	1,973,895
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento	1/22 at 100.00	N/R	1,689,616
	Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42, 144A
7,875	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	9,120,589
	5.000%, 1/01/48
635	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	676,821
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	799,193
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
4,925	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	5,286,790
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
280	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	297,486
	Series 2016A, 5.750%, 7/01/41
1,725	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	1,803,798
300	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	BBB–	319,701
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 180	California Statewide Communities Development Authority, Charter School Revenue Bonds,	12/21 at 100.00	N/R	$ 200,520
	Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41
10,000	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	11,411,200
38,575	Total Education and Civic Organizations			43,069,765
	Health Care – 17.1% (10.7% of Total Investments)
430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	AA–	475,124
	Health, Refunding Series 2015A, 5.000%, 8/15/43
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Refunding Series 2016B:
13,295	4.000%, 11/15/41	11/26 at 100.00	AA–	13,675,370
5,000	5.000%, 11/15/46	11/26 at 100.00	AA–	5,571,000
9,415	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	10,555,251
	Health, Refunding Series 2017A, 5.000%, 11/15/48
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2016A:
18,430	5.000%, 11/15/41	11/25 at 100.00	AA–	20,484,023
7,500	5.000%, 11/15/46	11/25 at 100.00	AA–	8,280,750
3,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	3,923,885
	Health, Series 2018A, 5.000%, 11/15/48
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	11/22 at 100.00	BBB+	1,371,828
	Angeles, Series 2012A, 5.000%, 11/15/29
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,098,430
	Angeles, Series 2017A, 5.000%, 8/15/47
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National	11/22 at 100.00	AA–	1,099,390
	Medical Center, Series 2012A, 5.000%, 11/15/35
10,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente	11/27 at 100.00	AA–	10,230,200
	System, Series 2017A-2, 4.000%, 11/01/44
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	2,748,186
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	2,210,080
	Services, Series 2012A, 5.000%, 10/01/33
1,405	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	1,580,133
	Services, Refunding Series 2014A, 5.000%, 10/01/38
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	3,102,876
	Services, Series 2014B, 5.000%, 10/01/44
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	356,340
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
250	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	274,233
	Refunding Series 2017A, 5.000%, 7/01/42
1,690	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	1,846,004
	2017A, 5.250%, 11/01/36
5,200	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	5,544,500
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/44
14,740	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	15,679,233
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
2,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	2,160,800
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
700	5.750%, 7/01/24	3/19 at 100.00	CC	630,231
4,240	5.750%, 7/01/30	3/19 at 100.00	CC	3,816,509
105	5.750%, 7/01/35	3/19 at 100.00	CC	94,507

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 5,365	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	$ 5,647,896
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	926,865
	2011, 7.500%, 12/01/41
115,025	Total Health Care			123,383,644
	Housing/Multifamily – 0.8% (0.5% of Total Investments)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc. Projects, Senior Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	BBB+	282,113
705	5.250%, 8/15/49	8/24 at 100.00	BBB+	760,977
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	164,622
	Series 2012A, 5.500%, 8/15/47
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	381,882
	Series 2012B, 7.250%, 8/15/47
140	California Public Finance Authority, University Housing Revenue Bonds, National Campus	7/27 at 100.00	B1	143,633
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A,
	5.000%, 7/01/37, 144A
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	4/23 at 100.00	A–	3,485,976
	Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park,
	Refunding Series 2014:
670	5.000%, 6/15/44	6/24 at 100.00	A	741,141
185	5.000%, 6/15/49	6/24 at 100.00	A	197,613
5,750	Total Housing/Multifamily			6,157,957
	Long-Term Care – 0.5% (0.3% of Total Investments)
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	2/21 at 100.00	AA–	2,437,718
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
1,300	California Health Facilities Financing Authority, Revenue Bonds, Northern California	7/25 at 100.00	AA–	1,477,801
	Presbyterian Homes & Services Inc., Refunding Series 2015, 5.000%, 7/01/39
3,550	Total Long-Term Care			3,915,519
	Tax Obligation/General – 29.6% (18.4% of Total Investments)
1,000	California State, General Obligation Bonds, Refunding Series 2011, 5.250%, 9/01/25	9/21 at 100.00	AA–	1,087,570
1,600	California State, General Obligation Bonds, Refunding Various Purpose Series 2016,	8/26 at 100.00	AA–	1,863,696
	5.000%, 8/01/33
	California State, General Obligation Bonds, Various Purpose Series 2009:
1,300	5.500%, 11/01/39	11/19 at 100.00	AA–	1,332,253
2,350	6.000%, 11/01/39	11/19 at 100.00	AA–	2,416,904
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	AA–	6,259,920
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,000	5.000%, 9/01/31	9/21 at 100.00	AA–	2,150,280
4,090	5.000%, 9/01/41	9/21 at 100.00	AA–	4,381,781
2,625	5.000%, 10/01/41	10/21 at 100.00	AA–	2,818,305
	California State, General Obligation Bonds, Various Purpose Series 2013:
3,500	5.000%, 4/01/37	4/23 at 100.00	AA–	3,855,915
2,000	5.000%, 2/01/43	2/23 at 100.00	AA–	2,178,000
5,520	5.000%, 11/01/43	11/23 at 100.00	AA–	6,094,632
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,460	5.000%, 10/01/39	10/24 at 100.00	AA–	2,760,391
9,000	5.000%, 12/01/43	12/23 at 100.00	AA–	9,950,490
9,000	5.000%, 10/01/44	10/24 at 100.00	AA–	9,985,680
8,000	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	AA–	8,881,520

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 5,390	California State, General Obligation Bonds, Various Purpose Series 2016, 5.000%, 9/01/46	9/26 at 100.00	AA–	$ 6,087,682
7,995	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	AA–	9,128,371
20,750	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	AA	7,710,285
	Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured
9,840	Corona-Norco Unified School District, Riverside County, California, General Obligation	8/28 at 100.00	AAA	11,429,061
	Bonds, Election 2014, Series 2018B, 5.000%, 8/01/47
3,065	Lucia Mar Unified School District, San Luis Obispo County, California, General	8/27 at 100.00	Aa2	3,179,600
	Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46
4,500	Mount Diablo Unified School District, Contra Costa County, California, General	8/25 at 100.00	AA	4,519,800
	Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured (4)
1,125	San Diego Unified School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	1,080,169
	Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured
11,980	San Diego Unified School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	8,186,173
	Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31
2,670	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	2,267,391
	Bonds, Capital Appreciation, Election 2010, Refunding Series 2011A, 0.000%, 9/01/33 (4)
2,870	Sanger Unified School District, Fresno County, California, General Obligation Bonds,	8/24 at 100.00	AA	3,254,236
	Election 2012, Series 2014B, 5.000%, 8/01/39 – AGM Insured
10,000	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	4,227,100
	Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41
	Stockton Unified School District, San Joaquin County, California, General Obligation
	Bonds, Election 2008 Series 2011D:
23,280	0.000%, 8/01/47 – AGC Insured (4)	8/37 at 100.00	AA	21,779,837
38,845	0.000%, 8/01/50 – AGM Insured (4)	8/37 at 100.00	AA	36,394,269
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	12,333,174
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (4)
5,000	Walnut Valley Unified School District, Los Angeles County, California, General	8/24 at 100.00	Aa1	5,721,300
	Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39
3,905	West Kern Community College District, California, General Obligation Bonds, Election	4/19 at 100.00	A+	3,924,213
	2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	5,795,853
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)
235,785	Total Tax Obligation/General			213,035,851
	Tax Obligation/Limited – 34.9% (21.8% of Total Investments)
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/23 at 100.00	N/R	707,374
	19C, Series 2013A, 5.000%, 9/01/27
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	3/19 at 100.00	AA	1,003,130
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
7,895	Brea and Olinda Unified School District, Orange County, California, Certificates of	3/19 at 100.00	AA	7,917,185
	Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured
3,000	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	3,437,220
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County
	Center for Self-Sufficiency Corporation, Series 2004:
1,215	5.000%, 12/01/19 – AMBAC Insured	3/19 at 100.00	AA+	1,218,378
1,535	5.000%, 12/01/20 – AMBAC Insured	3/19 at 100.00	AA+	1,539,175
1,615	5.000%, 12/01/21 – AMBAC Insured	3/19 at 100.00	AA+	1,619,199
1,695	5.000%, 12/01/22 – AMBAC Insured	3/19 at 100.00	AA+	1,699,390
1,780	5.000%, 12/01/23 – AMBAC Insured	3/19 at 100.00	AA+	1,784,592
1,865	5.000%, 12/01/24 – AMBAC Insured	3/19 at 100.00	AA+	1,869,812
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	A+	7,895,090
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	California State Public Works Board, Lease Revenue Bonds, Department of Education,
	Riverside Campus Project, Series 2012H:
$ 2,790	5.000%, 4/01/30	4/22 at 100.00	A+	$ 3,040,598
2,065	5.000%, 4/01/31	4/22 at 100.00	A+	2,247,257
1,315	California State Public Works Board, Lease Revenue Bonds, Department of Veterans	3/19 at 100.00	A+	1,319,182
	Affairs, Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%,
	11/01/19 – AMBAC Insured
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	A+	22,790,133
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	A+	2,192,045
	California, Various Projects Series 2013A, 5.000%, 3/01/33
3,020	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax	3/19 at 100.00	A	3,027,067
	Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,
	Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	8/20 at 100.00	N/R	1,265,879
530	5.750%, 8/01/26	8/20 at 100.00	N/R	550,087
	El Monte, California, Senior Lien Certificates of Participation, Department of Public
	Services Facility Phase II, Series 2001:
3,085	5.000%, 1/01/21 – AMBAC Insured	3/19 at 100.00	Aa2	3,093,360
5,000	5.250%, 1/01/34 – AMBAC Insured	3/19 at 100.00	Aa2	5,161,200
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A–	1,091,420
	Heights, Refunding Series 2012, 5.000%, 9/01/32
45,825	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+	50,358,467
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	A+	1,110,190
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
7,610	5.000%, 11/15/30	11/25 at 100.00	BB	8,274,810
4,000	5.000%, 11/15/34	11/25 at 100.00	BB	4,271,760
1,750	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	1,845,288
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon
	Hills Improvement Area D, Series 2014A:
1,140	5.500%, 9/01/33	9/23 at 100.00	N/R	1,237,960
2,105	5.750%, 9/01/44	9/23 at 100.00	N/R	2,261,002
1,110	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	1,199,244
	Refunding Series 2015, 5.000%, 9/01/40
2,000	Lammersville Joint Unified School District, California, Special Tax Bonds, Community	9/23 at 100.00	N/R	2,238,780
	Facilities District 2007-1 Mountain House – Shea Homes Improvement Area 1, Series 2013,
	6.000%, 9/01/38
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	1,069,080
	District, Series 2015, 5.000%, 9/02/40
6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	3/19 at 100.00	Aa2	6,204,732
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
	Los Angeles County Metropolitan Transportation Authority, California, Proposition A
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A:
7,860	5.000%, 7/01/39	7/27 at 100.00	AAA	9,168,533
7,140	5.000%, 7/01/41	7/27 at 100.00	AAA	8,270,476
3,220	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	3,717,007
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 475	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	$ 537,448
	Subordinate Lien Series 2011A, 7.250%, 9/01/38
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	71,329
	Redevelopment Project, Series 2011, 6.750%, 9/01/40
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
3,770	5.250%, 9/01/30	9/23 at 100.00	N/R	4,074,578
3,375	5.750%, 9/01/39	9/23 at 100.00	N/R	3,663,259
560	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	610,702
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
1,975	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community	9/23 at 100.00	N/R	2,136,199
	Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A,
	5.375%, 9/01/33
478	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A,	No Opt. Call	N/R	400,382
	0.000%, 8/01/45 (9)
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond:
349	0.000%, 8/01/44 (9)	No Opt. Call	N/R	292,969
1,061	0.000%, 8/01/44 (9)	No Opt. Call	N/R	936,618
1,450	0.000%, 8/01/45 (9)	No Opt. Call	N/R	1,280,059
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities	9/23 at 100.00	N/R	1,227,871
	District 1, Series 2013, 5.500%, 9/01/39
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	44,635
	Project Area, Series 2011B, 6.500%, 10/01/25
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	692,492
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,849,923
400	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,	9/25 at 100.00	N/R	433,124
	Refunding Series 2015, 5.000%, 9/01/33
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment
	District 2 Bonds, Series 2016A:
3,695	5.000%, 10/01/36	10/26 at 100.00	AA	4,273,378
8,290	5.000%, 10/01/41	10/26 at 100.00	AA	9,425,564
6,230	5.000%, 10/01/47	10/26 at 100.00	AA	7,029,184
550	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series	No Opt. Call	Aa3	571,610
	1993A, 5.400%, 11/01/20 – NPFG Insured
1,110	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series	No Opt. Call	AAA	1,153,612
	1993B, 5.400%, 11/01/20
645	San Bernardino Joint Powers Financing Authority, California, Certificates of	3/19 at 100.00	Baa2	646,909
	Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 –
	NPFG Insured
215	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	230,357
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,085,460
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42
1,480	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking	3/19 at 100.00	AAA	1,484,174
	Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26
690	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	727,005
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax	No Opt. Call	A	2,397,519
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%,
	8/01/24 – NPFG Insured

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,000	San Francisco City and County, California, Certificates of Participation, Multiple	4/19 at 100.00	AA+	$ 2,005,200
	Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public	8/22 at 100.00	N/R	408,910
	Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33
5,150	San Jacinto Unified School District, Riverside County, California, Certificates of	9/20 at 100.00	AA	5,391,998
	Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured
995	San Marcos Public Financing Authority, California, Special Tax Revenue Bonds, Refunding	9/22 at 100.00	N/R	1,042,989
	Series 2012D, 5.000%, 9/01/36
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	54,415
	2011, 7.000%, 10/01/26
3,600	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	3,924,468
	Facility District 99-02, Series 2018A, 5.000%, 9/01/33
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
2,170	6.125%, 9/01/37	9/27 at 100.00	N/R	2,196,452
1,000	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	1,013,120
4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	4,837,005
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities
	District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	363,437
790	5.250%, 9/01/45	9/25 at 100.00	N/R	806,977
4,210	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014,	9/22 at 102.00	N/R	4,610,203
	5.500%, 9/01/31
232,908	Total Tax Obligation/Limited			251,627,636
	Transportation – 16.4% (10.2% of Total Investments)
9,005	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	9,965,653
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	7,776,945
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
14,885	5.750%, 1/15/46	1/24 at 100.00	A–	16,727,317
14,885	6.000%, 1/15/53	1/24 at 100.00	A–	17,039,157
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015E:
150	5.000%, 5/15/31	5/25 at 100.00	AA	173,825
1,270	5.000%, 5/15/34	5/25 at 100.00	AA	1,454,302
1,345	5.000%, 5/15/36	5/25 at 100.00	AA	1,531,067
4,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/27 at 100.00	AA–	4,550,680
	Airport, Subordinate Lien Series 2017B, 5.000%, 5/15/42
49,185	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	55,524,455
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
3,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Parking & Capital	3/19 at 100.00	Baa2	3,500,035
	Projects, Series 2004, 5.250%, 9/01/34 – FGIC Insured
104,975	Total Transportation			118,243,436

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 16.6% (10.4% of Total Investments) (5)
$ 3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured	5/20 at 100.00	AA–	$ 3,165,060
	Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40 (Pre-refunded 5/15/20)
2,905	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%,	3/21 at 100.00	N/R	3,133,624
	3/01/26 (Pre-refunded 3/01/21)
10,000	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Series 2010,	5/19 at 100.00	AA	10,060,100
	5.125%, 5/01/40 (Pre-refunded 5/01/19) – AGM Insured
1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA–	1,282,060
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
1,630	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	7/20 at 100.00	AA	1,710,522
	Angeles, Series 2010A, 5.250%, 7/01/38 (Pre-refunded 7/01/20) – AGC Insured
	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San
	Francisco Bay Area Toll Bridge, Series 2003A:
3,000	5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	AA+	3,350,640
2,250	5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	AA+	2,824,583
465	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB	493,760
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile
	Country Club Series 2013A:
2,000	5.625%, 11/15/33 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	2,365,800
8,000	6.000%, 11/15/48 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	9,598,560
750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2	791,438
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	10/19 at 100.00	A+	5,125,250
	Series 2009G-1, 5.750%, 10/01/30 (Pre-refunded 10/01/19)
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/19 at 100.00	A+	2,065,200
	Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)
2,680	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R	2,737,459
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
	East Side Union High School District, Santa Clara County, California, General Obligation
	Bonds, 2008 Election Series 2010B:
3,490	5.000%, 8/01/27 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA	3,540,919
3,545	5.000%, 8/01/28 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA	3,596,722
3,110	5.000%, 8/01/29 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA	3,155,375
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage	No Opt. Call	AA+	6,285,000
	Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
25	5.250%, 1/01/23 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	26,705
25	4.500%, 1/01/26 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	26,368
75	5.000%, 1/01/29 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	79,777
275	5.000%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	292,515
525	5.000%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	558,437
810	5.125%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	863,403
3,750	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	4,005,675
170	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	190,352
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
	Palomar Pomerado Health Care District, California, Certificates of Participation,
	Series 2009:
9,250	6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	9,556,637
7,500	6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	7,754,775

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
$ 1,500	6.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1	$ 1,609,605
2,595	6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1	2,784,617
210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	231,911
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	33,005
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	33,122
40	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	44,163
1,500	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender	8/19 at 100.00	AAA	1,588,785
	Option Bond Trust 2015-XF0048, 14.547%, 8/01/40 (Pre-refunded 8/01/19), 144A (IF)
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997
	Election Series 2011F:
7,230	0.000%, 8/01/42 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 21.00	AA	1,460,243
10,450	0.000%, 8/01/43 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 19.43	AA	1,953,419
21,225	0.000%, 8/01/44 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 17.98	AA	3,671,500
12,550	0.000%, 8/01/45 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 16.64	AA	2,008,377
23,425	0.000%, 8/01/46 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 15.39	AA	3,467,603
	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds
	Series 2010:
1,205	5.000%, 9/01/30 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA	1,268,443
3,250	5.250%, 9/01/39 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA	3,433,072
6,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial	11/19 at 100.00	N/R	6,186,660
	Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39
	(Pre-refunded 11/01/19)
95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	105,491
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26
	(Pre-refunded 9/01/21)
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2	1,091,600
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
175,680	Total U.S. Guaranteed			119,608,332
	Utilities – 8.6% (5.3% of Total Investments)
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
2,490	5.000%, 11/15/35	No Opt. Call	A+	2,984,937
1,835	5.500%, 11/15/37	No Opt. Call	A+	2,320,046
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	AA	10,923,300
	Series 2012B, 5.000%, 7/01/43
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	AA	4,860,368
	Series 2013B, 5.000%, 7/01/28
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	AA	5,589,300
	Series 2016A, 5.000%, 7/01/46
6,015	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	AA	6,835,085
	Series 2017A, 5.000%, 7/01/42
16,400	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	AA	18,677,468
	Series 2017C, 5.000%, 7/01/47
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	AA	5,134,950
	Tender Option Bond Trust 2015-XF2047, 14.519%, 7/01/43, 144A (IF) (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I	1/20 at 100.00	Aa2	$ 1,027,150
	Revenue Bonds, Series 2010-1, 5.000%, 7/01/28
2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power	7/24 at 100.00	AA	3,402,031
	Project Series 2014A, 5.000%, 7/01/37
53,745	Total Utilities			61,754,635
	Water and Sewer – 20.5% (12.8% of Total Investments)
7,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	8,451,048
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34
5,850	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	6,799,396
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
3,675	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	4,120,042
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A
3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	3,229,020
	Financing, Series 2012, 5.000%, 9/01/41
3,775	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,	1/26 at 100.00	AA+	4,349,744
	Refunding Series 2016B, 5.000%, 7/01/35
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	17,477,280
	2012A, 5.000%, 7/01/43
10,515	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	11,682,691
	2014A, 5.000%, 7/01/44
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2016A:
5,680	5.000%, 7/01/35	1/26 at 100.00	AA+	6,544,780
1,000	5.000%, 7/01/36	1/26 at 100.00	AA+	1,145,480
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2017A:
9,455	5.000%, 7/01/44	1/27 at 100.00	AA+	10,721,686
5,000	5.250%, 7/01/44	1/27 at 100.00	AA+	5,778,850
2,210	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	2,596,441
	2017A, 5.250%, 6/01/47
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	5,747,100
	2018A, 5.000%, 6/01/48
9,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A,	6/25 at 100.00	AA+	10,733,765
	5.000%, 6/01/44
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,232,700
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	3,901,170
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender	7/19 at 100.00	AAA	696,425
	Option Bond Trust 2016-XL0015, 14.770%, 7/01/35, 144A (IF) (6)
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/28 at 100.00	AAA	1,150,790
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,, 5.000%, 6/15/48
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	3/19 at 100.00	N/R	1,500,885
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	2,843,625
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	4,591,320
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 26,220	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/27 at 100.00	AA–	$ 31,316,644
	Bonds, Refunding Green Series 2017D, 5.000%, 11/01/33 (UB) (6)
129,650	Total Water and Sewer			147,610,882
$ 1,163,438	Total Long-Term Investments (cost $1,067,389,943)			1,156,221,794
	Floating Rate Obligations – (2.9)%			(20,975,000)
	MuniFund Preferred Shares, net of deferred offering costs – (19.4)% (7)			(139,963,611)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (40.3)% (8)			(290,341,486)
	Other Assets Less Liabilities – 2.2%			15,844,770
	Net Asset Applicable to Common Shares – 100%			$ 720,786,467

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch,
Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.1%.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 25.1%.
(9)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in
Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 158.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 158.7% (100.0% of Total Investments)
	Consumer Staples – 9.3% (5.8% of Total Investments)
$ 1,580	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	3/19 at 100.00	A3	$ 1,595,658
	Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	2/19 at 100.00	N/R	977,320
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
13,840	5.600%, 6/01/36	2/19 at 100.00	B2	13,847,335
17,560	5.650%, 6/01/41	2/19 at 100.00	B2	17,567,902
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Sonoma County Tobacco Securitization Corporation, Series 2005:
760	4.250%, 6/01/21	3/19 at 100.00	A	761,778
3,735	5.250%, 6/01/45	3/19 at 100.00	BB–	3,743,740
1,530	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	3/19 at 100.00	A2	1,550,609
	Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33
3,380	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	3/19 at 100.00	Baa1	3,402,443
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
50,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	2/19 at 18.65	N/R	8,571,000
	Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46
61,645	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B+	61,904,525
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
39,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	39,825,596
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
31,755	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	30,653,737
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
19,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	3/19 at 19.62	N/R	3,036,200
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007B,
	0.000%, 6/01/47
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed
	Bonds, Series 2005A-1:
8,500	5.375%, 6/01/38	2/19 at 100.00	B–	8,537,995
1,250	5.500%, 6/01/45	2/19 at 100.00	B–	1,255,588
3,200	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed	2/19 at 100.00	B+	3,200,096
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A,
	5.125%, 6/01/46
258,470	Total Consumer Staples			200,431,522
	Education and Civic Organizations – 5.7% (3.6% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	4,339,800
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37
7,000	California Educational Facilities Authority, Revenue Bonds, Stanford University,	No Opt. Call	AAA	9,125,690
	Refunding Series 2014U-6, 5.000%, 5/01/45
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos
	Project Pinewood & Oakwood Schools, Series 2016B:
800	4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	776,264
1,000	4.500%, 11/01/46, 144A	11/26 at 100.00	N/R	999,950
5,385	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	5,971,588
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013,	10/23 at 100.00	Baa1	$ 1,074,060
	5.000%, 10/01/38
18,250	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	21,136,602
	5.000%, 1/01/48
390	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood	No Opt. Call	N/R	371,378
	School, Series 2017A, 5.000%, 5/01/27, 144A
1,615	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	1,721,364
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A
2,150	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	2,291,019
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
	California School Finance Authority, School Facility Revenue Bonds, Alliance for
	College-Ready Public Schools Project, Series 2016C:
5,995	5.000%, 7/01/46	7/25 at 101.00	BBB	6,435,393
8,340	5.250%, 7/01/52	7/25 at 101.00	BBB	9,022,045
800	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	857,088
	Series 2016A, 6.000%, 7/01/51, 144A
1,410	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges	No Opt. Call	A1	1,410,000
	Projects, Series 1996B, 5.625%, 3/01/19 – AMBAC Insured
4,140	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	4,329,115
1,795	California Statewide Communities Development Authority, Charter School Revenue Bonds,	12/21 at 100.00	N/R	1,999,630
	Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41
5,500	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute	11/24 at 100.00	AA	6,142,455
	for Research on Aging, Series 2014, 5.000%, 11/15/44 – AGM Insured
6,450	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	BBB–	6,873,571
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46
17,750	University of California, General Revenue Bonds, Limited Project Series 2017M, 5.000%, 5/15/47	5/27 at 100.00	AA–	20,046,672
6,775	University of California, General Revenue Bonds, Series 2017AV, 5.250%, 5/15/47	5/27 at 100.00	AA	7,862,997
8,500	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	9,699,520
109,045	Total Education and Civic Organizations			122,486,201
	Health Care – 16.0% (10.1% of Total Investments)
9,345	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp	8/23 at 100.00	AA	10,199,881
	HealthCare, Series 2014A, 5.000%, 8/01/43
1,285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	AA–	1,419,848
	Health, Refunding Series 2015A, 5.000%, 8/15/43
31,575	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	AA–	35,180,865
	Health, Refunding Series 2016B, 5.000%, 11/15/46
16,250	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	AA–	17,941,625
	Health, Series 2016A, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
6,135	5.000%, 11/15/36	11/27 at 100.00	AA–	7,078,686
7,250	5.000%, 11/15/48	11/27 at 100.00	AA–	8,128,047
15,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical	8/26 at 100.00	Aa3	15,463,950
	Center, Refunding Series 2016B, 4.000%, 8/15/39
2,400	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	2,636,232
	Angeles, Series 2017A, 5.000%, 8/15/47
6,105	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	6,657,808
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	1,381,300
	Services, Series 2012A, 5.000%, 10/01/33
3,930	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	4,419,874
	Services, Refunding Series 2014A, 5.000%, 10/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 8,375	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	$ 9,280,924
	Services, Series 2014B, 5.000%, 10/01/44
11,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph	10/26 at 100.00	AA–	11,428,200
	Health, Refunding Series 2016A, 4.000%, 10/01/47
8,760	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	9,318,012
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
4,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/19 at 100.00	AA–	4,826,659
	System, Series 2009A, 5.750%, 7/01/39
685	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	751,397
	Refunding Series 2017A, 5.000%, 7/01/42
11,520	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	12,343,680
	2017A, 5.250%, 11/01/41
1,455	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	1,558,712
	2017, 5.000%, 10/15/47
5,760	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A,	2/28 at 100.00	AA	6,498,202
	5.000%, 8/01/47
2,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	2,179,300
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
1,000	5.250%, 12/01/34	12/24 at 100.00	BB	1,085,850
3,575	5.250%, 12/01/44	12/24 at 100.00	BB	3,811,844
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
9,385	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	9,856,690
50,340	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	53,547,665
	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health
	System/West, Series 2015A:
2,345	5.000%, 3/01/35	3/26 at 100.00	A+	2,650,671
3,000	5.000%, 3/01/45	3/26 at 100.00	A+	3,333,510
2,670	California Statewide Communities Development Authority, Revenue Bonds, Huntington	7/24 at 100.00	A–	2,904,693
	Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44
25,290	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	27,115,179
	Permanente, Series 2012A, 5.000%, 4/01/42
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
10,115	5.750%, 7/01/24	3/19 at 100.00	CC	9,106,838
11,035	5.750%, 7/01/30	3/19 at 100.00	CC	9,932,824
7,725	5.750%, 7/01/35	3/19 at 100.00	CC	6,953,041
10,000	5.500%, 7/01/39	3/19 at 100.00	CC	9,000,500
2,950	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	3,105,553
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
6,200	Madera County, California, Certificates of Participation, Valley Children’s Hospital	3/19 at 100.00	A1	6,220,212
	Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured
1,890	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series	11/20 at 100.00	BB	1,944,413
	2010A, 6.500%, 11/01/29
7,910	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016,	11/26 at 100.00	BBB	8,452,151
	5.000%, 11/01/39
17,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	18,973,482
	2011, 7.500%, 12/01/41
327,925	Total Health Care			346,688,318

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.2% (0.7% of Total Investments)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc. Projects, Senior Series 2014A:
$ 1,680	5.250%, 8/15/39	8/24 at 100.00	BBB+	$ 1,822,884
2,150	5.250%, 8/15/49	8/24 at 100.00	BBB+	2,320,710
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects
	Series 2012A:
6,540	5.125%, 8/15/32	8/22 at 100.00	BBB	6,964,380
6,010	5.500%, 8/15/47	8/22 at 100.00	BBB	6,383,101
3,920	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	4,277,073
	Series 2012B, 7.250%, 8/15/47
	California Public Finance Authority, University Housing Revenue Bonds, National Campus
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A:
1,325	5.000%, 7/01/37, 144A	7/27 at 100.00	B1	1,359,384
1,000	5.000%, 7/01/47, 144A	7/27 at 100.00	B1	1,012,160
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	5/22 at 100.00	A+	1,289,729
	Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39
23,855	Total Housing/Multifamily			25,429,421
	Tax Obligation/General – 34.9% (22.0% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,609,911
	Series 2004A, 0.000%, 8/01/25 – AGM Insured
18,400	Antelope Valley Community College District, Los Angeles County, California, General	2/27 at 100.00	AA	21,419,256
	Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/42
	California State, General Obligation Bonds, Refunding Various Purpose Series 2012:
3,230	5.250%, 2/01/29	2/22 at 100.00	AA–	3,542,212
5,245	5.000%, 9/01/36	9/22 at 100.00	AA–	5,744,796
	California State, General Obligation Bonds, Refunding Various Purpose Series 2013:
9,260	5.000%, 2/01/29	2/23 at 100.00	AA–	10,339,809
1,710	5.000%, 2/01/31	2/23 at 100.00	AA–	1,899,861
	California State, General Obligation Bonds, Refunding Various Purpose Series 2016:
3,750	5.000%, 9/01/30	9/26 at 100.00	AA–	4,430,737
4,600	5.000%, 8/01/33	8/26 at 100.00	AA–	5,358,126
8,000	5.000%, 9/01/37	9/26 at 100.00	AA–	9,192,320
8,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2018,	10/28 at 100.00	AA–	9,230,000
	5.000%, 10/01/48
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
6,700	5.000%, 8/01/32	2/25 at 100.00	AA–	7,641,149
11,000	5.000%, 8/01/34	8/25 at 100.00	AA–	12,603,250
5,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2016,	9/26 at 100.00	AA–	5,765,950
	5.000%, 9/01/36
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%,	3/19 at 100.00	Aa3	140,430
	5/01/22 – FGIC Insured
	California State, General Obligation Bonds, Various Purpose Series 2009:
8,950	6.000%, 4/01/38	4/19 at 100.00	AA–	8,979,087
8,505	5.500%, 11/01/39	11/19 at 100.00	AA–	8,716,009
67,235	6.000%, 11/01/39	11/19 at 100.00	AA–	69,149,180
	California State, General Obligation Bonds, Various Purpose Series 2010:
16,000	6.000%, 3/01/33	3/20 at 100.00	AA–	16,693,120
15,060	5.500%, 3/01/40	3/20 at 100.00	AA–	15,549,299
12,605	5.250%, 11/01/40	11/20 at 100.00	AA–	13,238,023
	California State, General Obligation Bonds, Various Purpose Series 2011:
13,835	5.250%, 10/01/28	10/21 at 100.00	AA–	15,067,422
14,520	5.000%, 9/01/31	9/21 at 100.00	AA–	15,611,033
15,025	5.000%, 9/01/41	9/21 at 100.00	AA–	16,096,883
21,420	5.000%, 10/01/41	10/21 at 100.00	AA–	22,997,369

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2013:
$ 9,940	5.000%, 4/01/37	4/23 at 100.00	AA–	$ 10,950,799
9,755	5.000%, 2/01/43	2/23 at 100.00	AA–	10,623,195
15,145	5.000%, 4/01/43	4/23 at 100.00	AA–	16,549,547
7,240	5.000%, 11/01/43	11/23 at 100.00	AA–	7,993,684
	California State, General Obligation Bonds, Various Purpose Series 2014:
24,970	5.000%, 5/01/32	5/24 at 100.00	AA–	28,305,992
8,910	5.000%, 10/01/39	10/24 at 100.00	AA–	9,998,000
10,245	5.000%, 12/01/43	12/23 at 100.00	AA–	11,326,974
1,815	5.000%, 10/01/44	10/24 at 100.00	AA–	2,013,779
9,500	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	AA–	10,546,805
3,780	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	AA–	4,315,853
8,360	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	AA–	9,380,338
3,550	Centinela Valley Union High School District, Los Angeles County, California, General	No Opt. Call	A+	4,101,137
	Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured
7,500	Desert Community College District, Riverside County, California, General Obligation	2/26 at 100.00	AA	8,566,125
	Bonds, Refunding Series 2016, 5.000%, 8/01/37
3,300	Evergreen School District, Santa Clara County, California, General Obligation Bonds,	8/28 at 100.00	Aa2	3,839,550
	Election of 2014, Series 2018, 5.000%, 8/01/46
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California,	No Opt. Call	AA	6,350,362
	General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured
3,000	Hacienda La Puente Unified School District, Los Angeles County, California, General	8/27 at 100.00	AAA	3,082,920
	Obligation Bonds, 2016 Election, Series 2017, 4.000%, 8/01/47
5,630	Lake Tahoe Unified School District, El Dorado County, California, General Obligation	No Opt. Call	AA	4,137,093
	Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (4)
3,010	Los Angeles Unified School District, Los Angeles County, California, General Obligation	7/25 at 100.00	AAA	3,124,320
	Bonds, Election 2008 Series 2016A, 4.000%, 7/01/40
1,285	Los Angeles Unified School District, Los Angeles County, California, General Obligation	7/19 at 100.00	Aa2	1,299,238
	Bonds, Series 2009D, 5.000%, 7/01/27
10,050	Manhattan Beach Unified School District, Los Angeles County, California, General	9/28 at 100.00	Aa1	10,466,070
	Obligation Bonds, Election 2016 Measure EE Series 2018A, 4.000%, 9/01/46
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa3	3,331,045
	Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured
3,605	Morgan Hill Unified School District, Santa Clara County, California, General Obligation	8/27 at 100.00	Aa1	3,704,642
	Bonds, Election 2012 Series 2017B, 4.000%, 8/01/47
10,765	North Orange County Community College District, California, General Obligation Bonds,	No Opt. Call	AA+	8,811,691
	Election of 2002 Series 2003B, 0.000%, 8/01/27 – FGIC Insured
1,815	Orland Joint Unified School District, Glenn and Tehama Counties, California, General	8/37 at 100.00	AA	1,144,321
	Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51
2,370	Oxnard School District, Ventura County, California, General Obligation Bonds, Election	8/23 at 100.00	AA	2,617,215
	2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured
2,575	Oxnard School District, Ventura County, California, General Obligation Refunding Bonds,	2/22 at 103.00	A+	2,951,517
	Series 2001A, 5.750%, 8/01/30 – NPFG Insured
9,385	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation	8/23 at 100.00	Aa2	10,484,547
	Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43
10,330	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	5,543,698
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35
5,000	Paramount Unified School District, Los Angeles County, California, General Obligation	2/33 at 100.00	A+	5,252,400
	Bonds, Election 2006 Series 2011, 0.000%, 8/01/45 (4)
28,000	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	AA	9,791,320
	Election of 2008 Series 2009B, 0.000%, 8/01/44
4,250	San Diego Community College District, California, General Obligation Bonds, Refunding	8/26 at 100.00	AAA	4,889,285
	Series 2016, 5.000%, 8/01/41

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 8,075	San Dieguito Union High School District, San Diego County, California, General	8/28 at 100.00	Aa1	$ 8,434,580
	Obligation Bonds, Election 2012, Series 2018D-2, 4.000%, 8/01/42
21,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	5,747,280
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
20,220	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	23,502,919
	Election 2014 Series 2018B, 5.000%, 9/01/45
1,220	San Mateo Union High School District, San Mateo County, California, General Obligation	9/41 at 100.00	Aaa	813,459
	Bonds, Election 2010 Series 2011A, 0.000%, 7/01/51
4,970	San Rafael City High School District, Marin County, California, General Obligation	No Opt. Call	AA+	4,058,055
	Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured
8,700	Santa Ana College Improvement District 1, Orange County, California, General Obligation	8/27 at 100.00	AA	9,083,844
	Bonds, Rancho Santiago Community College District, Election of 2012, Series 2017B,
	4.000%, 8/01/41
13,425	Santa Barbara Unified School District, Santa Barbara County, California, General	8/27 at 100.00	Aa1	14,047,249
	Obligation Bonds, Election of 2016 Series 2017A, 4.000%, 8/01/41
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo	No Opt. Call	Aa3	2,585,242
	Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured
3,240	South San Francisco Unified School District, San Mateo County, California, General	9/25 at 100.00	Aa1	3,710,675
	Obligation Bond Anticipation Notes, Measure J, Series 2015B, 5.000%, 9/01/40
4,175	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	3,651,372
	Obligation Bonds, Election of 2000, Series 2004, 0.000%, 8/01/25 – FGIC Insured
6,245	Southwestern Community College District, San Diego County, California, General	8/21 at 100.00	Aa2	6,760,088
	Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation	8/37 at 100.00	AA	5,181,112
	Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured (4)
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	20,320,820
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (4)
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,541,534
4,830	5.500%, 8/01/40	8/24 at 100.00	Aa3	5,617,242
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2012 Election Series 2013A:
4,355	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,091,430
3,500	5.500%, 8/01/40	8/24 at 100.00	Aa3	4,070,465
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/22 at 100.00	Aa3	2,229,275
	Series 2012C, 5.000%, 8/01/26
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	97,345,325
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)
801,245	Total Tax Obligation/General			756,300,660
	Tax Obligation/Limited – 24.7% (15.6% of Total Investments)
1,675	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/25 at 100.00	N/R	1,822,819
	19A, Series 2015B, 5.000%, 9/01/35
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%,	3/19 at 100.00	N/R	1,647,271
	10/01/36 – AMBAC Insured
3,370	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	3/19 at 100.00	AA	3,379,335
	Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured
21,255	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	24,352,704
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Series 2013G:
10,690	5.250%, 9/01/30	9/23 at 100.00	A+	12,095,949
18,135	5.250%, 9/01/32	9/23 at 100.00	A+	20,396,072

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Various Correctional Facilities Series 2013F:
$ 8,685	5.250%, 9/01/31	9/23 at 100.00	A+	$ 9,795,551
1,450	5.250%, 9/01/33	9/23 at 100.00	A+	1,629,467
10,525	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	A+	11,784,316
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	A+	19,499,969
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	A+	1,110,400
	California, Various Projects Series 2013A, 5.000%, 3/01/30
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	6/23 at 100.00	A+	1,108,620
	California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	4/22 at 100.00	A+	2,877,291
	Series 2012A, 5.000%, 4/01/33
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	A+	4,136,821
	Series 2012G, 5.000%, 11/01/37
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	A+	11,004,202
	Series 2013I, 5.000%, 11/01/38
13,520	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	9/24 at 100.00	A+	15,137,668
	Series 2014E, 5.000%, 9/01/39
5,365	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax	3/19 at 100.00	A	5,377,554
	Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A–	1,091,420
	Heights, Refunding Series 2012, 5.000%, 9/01/32
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
3,250	5.000%, 6/01/40	6/25 at 100.00	A+	3,594,760
86,320	5.000%, 6/01/45	6/25 at 100.00	A+	94,859,638
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	A+	1,110,190
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
9,000	5.000%, 11/15/29	11/25 at 100.00	BB	9,835,650
11,000	5.000%, 11/15/35	11/25 at 100.00	BB	11,702,240
4,000	Hesperia Unified School District, San Bernardino County, California, Certificates of	2/23 at 100.00	AA	4,354,480
	Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured
3,725	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	3,927,826
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	A+	607,115
1,900	5.000%, 9/01/30	9/24 at 100.00	A+	2,163,796
1,220	5.000%, 9/01/31	9/24 at 100.00	A+	1,384,663
1,955	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A,	9/25 at 100.00	A+	2,124,342
	5.000%, 9/01/43
810	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	875,124
	Refunding Series 2015, 5.000%, 9/01/40
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	1,069,080
	District, Series 2015, 5.000%, 9/02/40
14,930	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	3/19 at 100.00	Aa2	14,965,533
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales
	Tax Revenue Bonds, Senior Series 2016A:
5,125	5.000%, 6/01/36	6/26 at 100.00	AAA	5,939,465
5,620	5.000%, 6/01/37	6/26 at 100.00	AAA	6,488,908

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 5,210	Los Angeles County Metropolitan Transportation Authority, California, Proposition A	7/27 at 100.00	AAA	$ 6,034,899
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A, 5.000%, 7/01/41
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C
	Sales Tax Revenue Bonds, Senior Lien Series 2017A:
10,455	5.000%, 7/01/38	7/27 at 100.00	AAA	12,225,972
3,995	5.000%, 7/01/39	7/27 at 100.00	AAA	4,656,852
15,615	5.000%, 7/01/42	7/27 at 100.00	AAA	18,025,175
9,045	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA	9,906,174
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,
	Subordinate Lien Series 2011A:
1,625	6.750%, 9/01/26	9/21 at 100.00	A	1,817,254
750	7.000%, 9/01/31	9/21 at 100.00	A	844,058
1,835	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One 2,	9/24 at 100.00	BBB+	2,042,630
	Refunding Series 2014, 5.000%, 9/01/31
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	3/19 at 100.00	A+	1,004,190
	2009, 7.000%, 3/01/34
1,655	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	1,816,147
	Redevelopment Project, Series 2011, 6.750%, 9/01/40
26,575	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	30,138,973
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
11,395	5.250%, 9/01/30	9/23 at 100.00	N/R	12,315,602
10,220	5.750%, 9/01/39	9/23 at 100.00	N/R	11,092,890
1,740	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	1,897,540
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
9,670	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	3/19 at 100.00	N/R	9,757,997
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	7,943,163
	Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured
1,987	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A,	No Opt. Call	N/R	1,665,759
	0.000%, 8/01/45 (9)
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond:
699	0.000%, 8/01/44 (9)	No Opt. Call	N/R	585,937
2,123	0.000%, 8/01/44 (9)	No Opt. Call	N/R	1,873,236
6,035	0.000%, 8/01/45 (9)	No Opt. Call	N/R	5,325,578
3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation	9/24 at 100.00	AA+	4,020,975
	Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30
1,500	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress	3/19 at 100.00	A+	1,504,155
	Area Project, Series 2003A, 5.000%, 9/01/20 – NPFG Insured
960	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	1,071,245
	Project Area, Series 2011B, 6.500%, 10/01/25
5,000	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds,	12/27 at 100.00	AA+	5,811,800
	Refunding Limited Tax Series 2017B, 5.000%, 6/01/39
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake
	Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,046,410
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,740,232
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	584,754
710	5.000%, 9/01/42	9/22 at 100.00	N/R	739,969

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,
	Refunding Series 2015:
$ 385	5.000%, 9/01/31	9/25 at 100.00	N/R	$ 420,378
575	5.000%, 9/01/37	9/25 at 100.00	N/R	618,815
5,500	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment	10/26 at 100.00	AA	6,253,390
	District 2 Bonds, Series 2016A, 5.000%, 10/01/41
	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds,
	Series 1993A:
370	5.400%, 11/01/20 – NPFG Insured	No Opt. Call	Aa3	384,537
3,320	5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	3,450,443
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged	No Opt. Call	A	2,775,505
	Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured
	San Buenaventura Redevelopment Agency, California, Tax Allocation Bonds, Merged Project
	Areas, Series 2008:
1,000	7.750%, 8/01/28	3/19 at 100.00	A	1,004,040
1,325	8.000%, 8/01/38	3/19 at 100.00	A	1,330,380
625	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	669,644
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
4,355	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/26 at 100.00	AAA	4,908,346
	Bonds, Limited Tax Series 2016A, 5.000%, 4/01/48
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	2,317,457
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/24 at 100.00	AAA	5,646,500
	Bonds, Series 2014A, 5.000%, 4/01/44
2,075	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	2,186,282
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,581,550
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured
255	San Francisco, California, Community Facilities District 6, Mission Bay South Public	8/22 at 100.00	N/R	274,400
	Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33
1,315	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	1,431,101
	2011, 7.000%, 10/01/26
2,500	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	2,685,600
	Facility District 99-02, Series 2018A, 5.000%, 9/01/37
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
1,925	5.500%, 9/01/27, 144A	No Opt. Call	N/R	1,942,768
1,455	5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	1,460,805
5,560	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	5,632,947
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax	9/22 at 100.00	N/R	1,424,196
	Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment	3/19 at 100.00	Baa2	6,873,985
	Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	1,741,322
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series	9/23 at 100.00	A–	1,416,794
	2013, 5.000%, 9/01/34
490,729	Total Tax Obligation/Limited			534,170,990

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 23.1% (14.6% of Total Investments)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second
	Subordinate Lien Series 2016B:
$ 6,990	5.000%, 10/01/34	10/26 at 100.00	BBB+	$ 7,794,339
5,445	5.000%, 10/01/36	10/26 at 100.00	BBB+	6,025,873
9,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00.00	AA–	10,887,570
	Subordinate Series 2019S-H, 5.000%, 4/01/49
20,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	23,878,101
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
45,735	5.750%, 1/15/46	1/24 at 100.00	A–	51,395,621
45,725	6.000%, 1/15/53	1/24 at 100.00	A–	52,342,322
1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	1,366,008
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/20 at 100.00	AA	1,298,150
	Airport, Senior Lien Series 2010D, 5.000%, 5/15/40 (UB) (5)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015D:
2,600	5.000%, 5/15/31 (AMT)	5/25 at 100.00	AA	2,959,684
11,420	5.000%, 5/15/33 (AMT)	5/25 at 100.00	AA	12,888,155
3,000	5.000%, 5/15/36 (AMT)	5/25 at 100.00	AA	3,353,040
11,335	5.000%, 5/15/41 (AMT)	5/25 at 100.00	AA	12,519,961
1,500	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/26 at 100.00	AA–	1,693,140
	Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/35 (AMT)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2016B:
1,765	5.000%, 5/15/30 (AMT)	5/26 at 100.00	AA–	2,036,810
1,000	5.000%, 5/15/34 (AMT)	5/26 at 100.00	AA–	1,133,280
6,835	5.000%, 5/15/46 (AMT)	5/26 at 100.00	AA–	7,545,908
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2017A:
13,680	5.000%, 5/15/42 (AMT)	5/27 at 100.00	AA–	15,310,930
11,900	5.000%, 5/15/47 (AMT)	5/27 at 100.00	AA–	13,258,028
4,850	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	5,466,823
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
22,015	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/27 at 100.00	AA–	24,719,102
	Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)
5,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B,	8/24 at 100.00	AA	5,663,950
	5.000%, 8/01/44
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
1,160	5.000%, 8/01/34	8/24 at 100.00	AA	1,324,801
1,575	5.000%, 8/01/35	8/24 at 100.00	AA	1,795,295
1,865	5.000%, 8/01/36	8/24 at 100.00	AA	2,121,792
6,610	5.000%, 8/01/44	8/24 at 100.00	AA	7,487,742
65	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue	3/19 at 100.00	N/R	65,025
	Bonds, Series 2006, 5.450%, 7/01/20 (AMT)
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
4,895	5.000%, 5/01/29 (AMT)	5/22 at 100.00	A+	5,313,033
7,340	5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	7,948,119
1,000	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB	1,090,390
	Series 2013A, 5.750%, 6/01/44
735	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding	9/20 at 100.00	A–	765,841
	Series 2012, 5.000%, 3/01/42
9,550	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior	7/23 at 100.00	A+	10,391,069
	Series 2013B, 5.000%, 7/01/43 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 5,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	$ 5,644,450
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
22,930	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A+	25,613,727
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/24 at 100.00	A+	4,958,100
	International Airport, Second Series 2014B, 5.000%, 5/01/44
50,075	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A+	55,160,116
	International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)
19,965	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	22,219,847
	International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2018D:
37,935	5.000%, 5/01/43 (AMT)	5/28 at 100.00	A+	42,831,270
20,000	5.250%, 5/01/48 (AMT)	5/28 at 100.00	A+	22,916,400
9,350	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A+	10,657,037
	International Airport, Second Series 2018E, 5.000%, 5/01/48
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
3,250	5.000%, 3/01/36 (AMT)	3/27 at 100.00	A	3,675,913
3,000	5.000%, 3/01/37 (AMT)	3/27 at 100.00	A	3,376,500
1,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Parking & Capital	3/19 at 100.00	Baa2	1,500,015
	Projects, Series 2004, 5.250%, 9/01/34 – FGIC Insured
445,770	Total Transportation			500,393,277
	U.S. Guaranteed – 19.6% (12.3% of Total Investments) (6)
7,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured	5/20 at 100.00	AA–	7,385,140
	Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40 (Pre-refunded 5/15/20)
3,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%,	3/21 at 100.00	N/R	3,330,960
	3/01/36 (Pre-refunded 3/01/21)
5,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA–	6,559,780
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
4,075	California Educational Facilities Authority, Revenue Bonds, Santa Clara University,	2/20 at 100.00	Aa3	4,208,782
	Refunding Series 2010, 5.000%, 2/01/40 (Pre-refunded 2/01/20)
	California Educational Facilities Authority, Revenue Bonds, University of San Francisco,
	Series 2011:
2,120	6.125%, 10/01/36 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R	2,368,443
2,205	6.125%, 10/01/36 (Pre-refunded 10/01/21)	10/21 at 100.00	A2	2,466,381
16,405	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	7/20 at 100.00	AA	17,215,407
	Angeles, Series 2010A, 5.250%, 7/01/38 (Pre-refunded 7/01/20) – AGC Insured
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health,
	Series 2011B:
6,000	6.000%, 8/15/42 (Pre-refunded 8/15/20)	8/20 at 100.00	AA–	6,392,220
6,530	6.000%, 8/15/42 (Pre-refunded 8/15/20) (UB)	8/20 at 100.00	AA–	6,956,866
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San	No Opt. Call	AA+	6,162,070
	Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)
11,755	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB	12,482,047
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
3,795	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2	4,004,674
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
2,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project,	11/19 at 100.00	A3	2,083,700
	Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)
5,000	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series	6/20 at 100.00	A3	5,296,050
	2010A, 6.250%, 6/01/40 (Pre-refunded 6/01/20)

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 11,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	10/19 at 100.00	A+	$ 11,941,832
	Series 2009G-1, 5.750%, 10/01/30 (Pre-refunded 10/01/19)
6,860	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/19 at 100.00	A+	7,083,636
	Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)
2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	3/20 at 100.00	A+	2,357,383
	Series 2010A-1, 5.750%, 3/01/30 (Pre-refunded 3/01/20)
32,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health,	8/20 at 100.00	AA–	34,067,840
	Series 2011A, 6.000%, 8/15/42 (Pre-refunded 8/15/20)
2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R	2,053,094
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
2,905	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project	10/19 at 100.00	A–	2,997,640
	Area 1, Series 2009A, 7.000%, 10/01/36 (Pre-refunded 10/01/19)
7,975	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AA+	8,527,668
	Revenue Bonds, Series 1988, 8.250%, 6/01/21 (AMT) (ETM)
10,225	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	AA–	10,632,875
	California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
275	5.125%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	293,131
525	5.200%, 1/01/34 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	560,322
125	5.250%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	133,523
250	5.250%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	267,045
15,615	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	16,679,631
	National City Community Development Commission, California, Tax Allocation Bonds,
	National City Redevelopment Project, Series 2011:
4,450	6.500%, 8/01/24 (Pre-refunded 8/01/21)	8/21 at 100.00	A	4,982,754
3,000	7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A	3,391,530
7,500	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series	12/21 at 100.00	N/R	8,420,250
	2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)
	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1,
	Refunding Series 2010:
3,775	5.875%, 3/01/32 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R	3,938,495
1,500	6.000%, 3/01/36 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R	1,566,795
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series	No Opt. Call	N/R	7,393,966
	1999A, 5.375%, 8/15/29 (ETM)
905	Orange County Water District, California, Revenue Certificates of Participation, Series	8/32 at 100.00	AAA	1,164,418
	2003B, 5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured
	Palomar Pomerado Health Care District, California, Certificates of Participation,
	Series 2009:
12,000	6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	12,397,800
7,885	6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	8,152,853
39,485	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	42,370,169
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
1,835	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding	No Opt. Call	AA+	2,080,376
	Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E,	No Opt. Call	C	2,526,240
	6.000%, 8/01/26 (ETM)
5,335	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	5,891,654
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
6,750	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215	10/20 at 100.00	A–	7,281,023
	Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40 (Pre-refunded 10/01/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 2,885	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series	10/20 at 100.00	A3	$ 3,090,037
	2010A, 6.000%, 10/01/39 (Pre-refunded 10/01/20)
1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds,	3/19 at 100.00	Baa2	1,462,336
	Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)
445	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding	9/20 at 100.00	N/R	468,429
	Series 2012, 5.000%, 3/01/42 (Pre-refunded 9/01/20)
6,500	San Diego Community College District, California, General Obligation Bonds, Refunding	8/21 at 100.00	AAA	7,056,985
	Series 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)
	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds,
	Refunding Series 2010A:
11,320	5.250%, 5/15/25 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	11,832,570
11,000	5.250%, 5/15/26 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	11,498,080
12,000	5.250%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	12,550,800
7,170	5.250%, 5/15/28 (Pre-refunded 5/15/20)	5/20 at 100.00	AA+	7,499,103
750	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/21 at 100.00	AA–	1,033,275
	Bonds, Tender Option Bond Trust 2015-XF0226, 14.643%, 11/01/28 (Pre-refunded
	11/01/21) 144A (IF) (5)
2,000	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	8/19 at 100.00	A–	2,041,680
	Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39
	(Pre-refunded 8/01/19)
780	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	858,140
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41
	(Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
785	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	866,695
980	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	1,081,989
2,750	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds,	8/20 at 100.00	AA	2,905,870
	Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35 (Pre-refunded 8/01/20)
1,850	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender	8/19 at 100.00	AAA	1,959,502
	Option Bond Trust 2015-XF0048, 14.547%, 8/01/40 (Pre-refunded 8/01/19) 144A (IF)
	San Mateo Union High School District, San Mateo County, California, General Obligation
	Bonds, Election 2010 Series 2011A:
220	5.000%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	238,931
1,895	5.000%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	Aaa	2,062,935
7,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged	3/21 at 100.00	AA+	8,673,274
	Project Area, Series 2011A, 6.750%, 9/01/28 (Pre-refunded 3/01/21)
2,475	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation	8/21 at 100.00	BBB+	2,794,498
	Housing Bonds Series 2011A, 7.000%, 8/01/39 (Pre-refunded 8/01/21)
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series	3/21 at 100.00	A–	1,342,020
	2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+	1,145,850
	Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33 (Pre-refunded 12/01/21)
8,760	University of California Regents, Medical Center Pooled Revenue Bonds, Series 2013J,	5/23 at 100.00	AA–	10,106,675
	5.250%, 5/15/31 (Pre-refunded 5/15/23)
10,700	Upland, California, Certificates of Participation, San Antonio Community Hospital,	1/21 at 100.00	BBB+	11,657,222
	Series 2011, 6.500%, 1/01/41 (Pre-refunded 1/01/21)
	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial
	Redevelopment Project 1, Police Facility Subordinate Series 2009:
12,500	6.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	12,888,875
5,000	5.750%, 11/01/45 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	5,139,250

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)

February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
$ 865	6.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	$ 960,522
1,420	6.500%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	1,593,751
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2	4,366,400
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
396,455	Total U.S. Guaranteed			425,242,157
	Utilities – 10.7% (6.8% of Total Investments)
	Department of Water and Power of the City of Los Angeles, California, Power System
	Revenue Bonds, Series 2018D:
8,960	5.000%, 7/01/38	7/28 at 100.00	AA	10,517,158
8,215	5.000%, 7/01/39	7/28 at 100.00	AA	9,609,168
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
14,140	5.000%, 11/15/35	No Opt. Call	A+	16,950,608
7,610	5.500%, 11/15/37	No Opt. Call	A+	9,621,551
33,735	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	AA	36,849,753
	Series 2012B, 5.000%, 7/01/43
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	AA	5,524,694
	Series 2013B, 5.000%, 7/01/28
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/24 at 100.00	AA	4,409,400
	Series 2014B, 5.000%, 7/01/43
43,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	AA	49,550,106
	Series 2017A, 5.000%, 7/01/42
53,615	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	AA	61,060,515
	Series 2017C, 5.000%, 7/01/47
10,650	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	AA	12,413,640
	Series 2018A, 5.000%, 7/01/38
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	AA	4,107,960
	Tender Option Bond Trust 2015-XF2047, 14.519%, 7/01/43, 144A (IF) (5)
2,500	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Tender Option	8/23 at 100.00	AA	3,711,950
	Bond Trust 2016-XG0060, 14.680%, 8/15/41, 144A (IF) (5)
	Southern California Public Power Authority, California, Revenue Bonds, Apex Power
	Project Series 2014A:
1,565	5.000%, 7/01/35	7/24 at 100.00	AA	1,795,587
1,500	5.000%, 7/01/38	7/24 at 100.00	AA	1,713,675
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A	4,668,160
	2007A, 5.000%, 11/01/33
201,960	Total Utilities			232,503,925
	Water and Sewer – 13.5% (8.5% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost
	Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	2,259,860
6,010	5.000%, 10/01/29	4/23 at 100.00	AA–	6,747,968
7,000	5.000%, 10/01/34	4/23 at 100.00	AA–	7,783,860
5,000	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	5,811,450
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	Baa3	4,116,893
65,500	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	68,199,910
175	California Statewide Community Development Authority, Water and Wastewater Revenue	3/19 at 100.00	AA	175,509
	Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 385	California Statewide Community Development Authority, Water and Wastewater Revenue	3/19 at 100.00	AA	$ 386,101
	Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured
2,500	Central Basin Municipal Water District, California, Certificates of Participation,	2/20 at 100.00	AA	2,753,900
	Tender Option Bond Trust 2016-XG0038, 14.309%, 8/01/39 – AGM Insured 144A (IF) (5)
5,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	5,200,750
	Water System Revenue Bonds, Green Series 2017A, 4.000%, 6/01/45
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/24 at 100.00	AAA	11,154,100
	Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44
4,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds,	10/20 at 100.00	AA–	5,173,691
	Series 2010, 5.000%, 10/01/40
4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	4,590,590
	Financing, Series 2012, 5.000%, 9/01/41
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2011A:
23,430	5.250%, 7/01/39 (UB) (5)	1/21 at 100.00	AA+	24,825,725
2,000	5.000%, 7/01/41	1/21 at 100.00	AA+	2,108,360
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	2,578,796
	2012B, 5.000%, 7/01/37
24,070	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	26,742,973
	2014A, 5.000%, 7/01/44
6,770	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/26 at 100.00	AA+	7,567,912
	2016A, 5.000%, 7/01/46
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	11,393,000
	2017A, 5.000%, 7/01/41
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	11,443,200
	2018A, 5.000%, 7/01/48
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2018B:
2,000	5.000%, 7/01/38	7/28 at 100.00	AA+	2,351,160
6,650	5.000%, 7/01/48	7/28 at 100.00	AA+	7,656,677
1,490	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C,	6/25 at 100.00	AA+	1,682,597
	5.000%, 6/01/45
4,420	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	5,192,881
	2017A, 5.250%, 6/01/47
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	5,747,100
	2018A, 5.000%, 6/01/48
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
1,245	5.000%, 6/01/34	6/23 at 100.00	AA	1,389,856
6,840	5.000%, 6/01/35	6/23 at 100.00	AA	7,624,001
1,830	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender	7/19 at 100.00	AAA	1,902,175
	Option Bond Trust 2016-XL0015, 14.770%, 7/01/35, 144A (IF) (5)
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	3/19 at 100.00	N/R	3,502,065
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
2,570	Public Utilities Commission of the City and County of San Francisco, California,	4/28 at 100.00	AA	2,953,984
	Wastewater Revenue Bonds, Series 2018B, 5.000%, 10/01/43
2,525	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	No Opt. Call	AA	2,705,184
	Crossover Refunding Series 2001, 5.500%, 12/01/20 – AMBAC Insured
3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	3,412,350
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,542,407

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	$ 4,591,320
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/21 at 100.00	AA–	6,062,614
	Bonds, Series 2011A, 5.000%, 11/01/41 (UB) (5)
750	San Francisco City and County Public Utilities Commission, California, Water Revenue	5/22 at 100.00	AA–	1,019,625
	Bonds, Tender Option Bond Trust 2015-XF0226, 14.643%, 11/01/43, 144A (IF) (5)
7,500	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding	12/25 at 100.00	Aa1	8,595,600
	Series 2016A, 5.000%, 6/01/46
	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series 2015:
3,000	5.000%, 8/01/40	8/25 at 100.00	AA	3,423,900
1,600	5.000%, 8/01/45	8/25 at 100.00	AA	1,813,952
1,095	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series	2/28 at 100.00	AA	1,142,293
	2018, 4.000%, 8/01/46
265,755	Total Water and Sewer			290,326,289
$ 3,321,209	Total Long-Term Investments (cost $3,206,555,525)			3,433,972,760
	Floating Rate Obligations – (1.3)%			(27,580,000)
	MuniFund Preferred Shares, net of deferred offering costs – (14.8)% (7)			(319,742,364)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (44.1)% (8)			(953,896,141)
	Other Assets Less Liabilities – 1.5%			30,527,895
	Net Asset Applicable to Common Shares – 100%			$ 2,163,282,150

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch,
Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 9.3%.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 27.8%.
(9)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 28, 2019

	NCA	NCB	NKX	NAC
Assets
Long-term investments, at value (cost $243,489,686, $46,796,671,
$1,067,389,943 and $3,206,555,525, respectively)	$264,956,197	$51,016,644	$1,156,221,794	$3,433,972,760
Short-term investments, at value (cost approximates value)	16,670,000	—	—	—
Cash	6,371	278,127	3,049,892	—
Receivable for:
Interest	2,835,674	557,580	13,836,941	41,661,588
Investments sold	1,093,794	—	1,840,250	2,533,971
Other assets	36,191	436	318,713	942,073
Total assets	285,598,227	51,852,787	1,175,267,590	3,479,110,392
Liabilities
Cash overdraft	—	—	—	4,478,879
Floating rate obligations	—	—	20,975,000	27,580,000
Payable for dividends	757,914	171,990	2,341,383	7,750,893
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $—, $—, $140,400,000 and $320,000,000, respectively)	—	—	139,963,611	319,742,364
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $—, $—, $292,200,000 and $957,600,000, respectively)	—	—	290,341,486	953,896,141
Accrued expenses:
Management fees	106,613	22,438	528,298	1,491,621
Directors/Trustees fees	36,537	257	124,680	494,099
Professional fees	26,330	25,040	34,441	46,984
Other	47,246	17,069	172,224	347,261
Total liabilities	974,640	236,794	454,481,123	1,315,828,242
Net assets applicable to common shares	$284,623,587	$51,615,993	$720,786,467	$2,163,282,150
Common shares outstanding	28,090,999	3,301,023	47,520,334	144,735,059
Net asset value (“NAV”) per common share outstanding	$10.13	$15.64	$15.17	$14.95

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$280,910	$33,010	$475,203	$1,447,351
Paid-in surplus	266,288,699	47,187,465	637,016,076	1,965,846,566
Total distributable earnings	18,053,978	4,395,518	83,295,188	195,988,233
Net assets applicable to common shares	$284,623,587	$51,615,993	$720,786,467	$2,163,282,150
Authorized shares:
Common	250,000,000	Unlimited	Unlimited	Unlimited
Preferred	N/A	N/A	Unlimited	Unlimited
N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 28, 2019

	NCA	NCB	NKX	NAC
Investment Income	$11,399,064	$2,560,097	$49,317,676	$150,019,144
Expenses
Management fees	1,352,714	317,636	6,908,935	19,692,903
Interest expense and amortization of offering costs	—	—	7,445,951	25,325,786
Liquidity fees	—	—	2,293,405	5,566,681
Remarketing fees	—	—	721,431	675,171
Custodian fees	37,972	14,753	121,088	319,575
Directors/Trustees fees	8,431	1,534	34,153	102,860
Professional fees	32,562	26,217	163,318	133,812
Shareholder reporting expenses	34,312	13,556	52,922	118,164
Shareholder servicing agent fees	11,939	240	10,488	33,733
Stock exchange listing fees	8,647	6,797	13,237	40,101
Investor relations expenses	5,871	1,446	22,424	74,182
Shelf offering expenses	258,445	—	—	—
Other	25,709	11,624	208,993	512,380
Total expenses	1,776,602	393,803	17,996,345	52,595,348
Net investment income (loss)	9,622,462	2,166,294	31,321,331	97,423,796
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,313,991)	86,181	2,770,988	1,054,229
Change in net unrealized appreciation (depreciation) of investments	(197,417)	(999,368)	(8,325,710)	(34,672,283)
Net realized and unrealized gain (loss)	(1,511,408)	(913,187)	(5,554,722)	(33,618,054)
Net increase (decrease) in net assets applicable to
common shares from operations	$8,111,054	$1,253,107	$25,766,609	$63,805,742

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NCA		NCB
	Year	Year(1)	Year	Year(1)
	Ended	Ended	Ended	Ended
	2/28/19	2/28/18	2/28/19	2/28/18
Operations
Net investment income (loss)	$9,622,462	$10,648,447	$2,166,294	$2,235,504
Net realized gain (loss) from investments	(1,313,991)	475,814	86,181	357,553
Change in net unrealized appreciation (depreciation) of investments	(197,417)	(1,499,558)	(999,368)	(663,775)
Net increase (decrease) in net assets applicable to common shares
from operations	8,111,054	9,624,703	1,253,107	1,929,282
Distributions to Common Shareholders(2)
Dividends(3)	(9,607,122)	(11,269,691)	(2,138,200)	(3,166,052)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(9,607,122)	(11,269,691)	(2,138,200)	(3,166,052)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	(1,556)	2,046,091	—	—
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	229,365	31,943	105,065
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	(1,556)	2,275,456	31,943	105,065
Net increase (decrease) in net assets applicable to common shares	(1,497,624)	630,468	(853,150)	(1,131,705)
Net assets applicable to common shares at the beginning of period	286,121,211	285,490,743	52,469,143	53,600,848
Net assets applicable to common shares at the end of period	$284,623,587	$286,121,211	$51,615,993	$52,469,143

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)
For the fiscal year ended February 28, 2018, NCA’s, NKX’s and NAC’s distributions to shareholders were paid from net investment income, while NCB’s distribu- tions were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NKX		NAC
	Year	Year(1)	Year	Year(1)
	Ended	Ended	Ended	Ended
	2/28/19	2/28/18	2/28/19	2/28/18
Operations
Net investment income (loss)	$31,321,331	$34,241,707	$97,423,796	$106,378,775
Net realized gain (loss) from investments	2,770,988	3,157,902	1,054,229	10,326,149
Change in net unrealized appreciation (depreciation) of investments	(8,325,710)	(4,812,334)	(34,672,283)	(24,253,703)
Net increase (decrease) in net assets applicable to common shares
from operations	25,766,609	32,587,275	63,805,742	92,451,221
Distributions to Common Shareholders(2)
Dividends(3)	(30,753,357)	(36,805,471)	(97,862,777)	(112,093,659)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(30,753,357)	(36,805,471)	(97,862,777)	(112,093,659)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	231,711	—	—
Cost of shares repurchased and retired	(2,889,031)	—	(4,612,925)	—
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	(2,889,031)	231,711	(4,612,925)	—
Net increase (decrease) in net assets applicable to common shares	(7,875,779)	(3,986,485)	(38,669,960)	(19,642,438)
Net assets applicable to common shares at the beginning of period	728,662,246	732,648,731	2,201,952,110	2,221,594,548
Net assets applicable to common shares at the end of period	$720,786,467	$728,662,246	$2,163,282,150	$2,201,952,110

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)
For the fiscal year ended February 28, 2018, NCA’s, NKX’s and NAC’s distributions to shareholders were paid from net investment income, while NCB’s distribu- tions were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended February 28, 2019

	NKX	NAC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$25,766,609	$63,805,742
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(330,730,478)	(1,043,850,900)
Proceeds from sales and maturities of investments	343,989,542	1,046,439,871
Taxes paid	(1,534)	(5,959)
Amortization (Accretion) of premiums and discounts, net	1,486,071	9,685,851
Amortization of deferred offering costs	68,994	202,728
(Increase) Decrease in:
Receivable for interest	(236,780)	1,978,276
Receivable for investments sold	2,323,639	15,024,683
Other assets	11,967	141,158
Increase (Decrease) in:
Payable for investments purchased	(3,810,411)	(15,000,482)
Payable for offering costs	—	(349,423)
Accrued management fees	(7,548)	(59,481)
Accrued Directors/Trustees fees	(12,193)	(45,683)
Accrued professional fees	973	3,484
Accrued other expenses	(67,733)	(189,989)
Net realized (gain) loss from investments	(2,770,988)	(1,054,229)
Change in net unrealized (appreciation) depreciation of investments	8,325,710	34,672,283
Net cash provided by (used in) operating activities	44,335,840	111,397,930
Cash Flows from Financing Activities:
Proceeds from borrowings	69,129,743	252,914,202
(Repayments) of borrowings	(75,929,743)	(263,714,202)
Increase (Decrease) in cash overdraft	(366,826)	2,318,557
Cash distributions paid to common shareholders	(31,230,091)	(98,303,562)
Cost of common shares repurchased and retired	(2,889,031)	(4,612,925)
Net cash provided by (used in) financing activities	(41,285,948)	(111,397,930)
Net Increase (Decrease) in Cash	3,049,892	—
Cash at the beginning of period	—	—
Cash at the end of period	3,049,892	—

Supplemental Disclosures of Cash Flow
Cash paid for interest (excluding amortization of offering costs)	$7,348,585	$25,128,206

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Shelf Offering Costs		Premium per Share Sold through Shelf Offering		Ending NAV	Ending Share Price
NCA
Year Ended 2/28–2/29:
2019	$10.19	$0.34	$(0.06)	$0.28	$(0.34)	$—	$(0.34)	$—	*	$—		$10.13	$9.42
2018	10.24	0.38	(0.03)	0.35	(0.40)	—	(0.40)	—		—	*	10.19	9.55
2017	10.56	0.42	(0.32)	0.10	(0.44)	—	(0.44)	—		0.02		10.24	10.21
2016	10.54	0.45	0.03	0.48	(0.47)	—	(0.47)	—		0.01		10.56	10.79
2015	10.03	0.46	0.51	0.97	(0.47)	—	(0.47)	—		0.01		10.54	10.64
NCB
Year Ended 2/28–2/29:
2019	15.90	0.66	(0.27)	0.39	(0.65)	—	(0.65)	—		—		15.64	16.00
2018	16.28	0.68	(0.10)	0.58	(0.83)	(0.13)	(0.96)	—		—		15.90	15.62
2017	17.23	0.77	(0.73)	0.04	(0.79)	(0.20)	(0.99)	—		—		16.28	16.70
2016	17.50	0.82	(0.05)	0.77	(0.81)	(0.23)	(1.04)	—		—		17.23	17.70
2015	16.80	0.84	0.76	1.60	(0.79)	(0.11)	(0.90)	—		—		17.50	16.68

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(d)

2.82%	2.31%	$284,624	0.62%		3.38%		38%
3.45	(2.72)	286,121	0.56		3.67		23
1.12	(1.32)	285,491	0.58		4.00		25
4.81	6.08	279,880	0.64		4.35		10
9.91	16.36	268,050	0.64(c	)	4.41(c	)	13

2.50	6.77	51,616	0.76		4.17		27
3.56	(0.90)	52,469	0.77		4.14		8
0.25	0.10	53,601	0.74		4.52		23
4.57	12.91	56,673	0.74		4.78		8
9.68	13.41	57,532	0.75		4.84		7

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NCA		NCB
Year Ended 2/28–2/29:		Year Ended 2/28–2/29:
2019	—%	2019	—%
2018	—	2018	—
2017	0.01	2017	—
2016	0.01	2016	—
2015	0.01	2015	—

(c)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares reflect the voluntary expense reimbursement from Adviser. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reimbursement from Adviser are as follows:

	Ratio to Average Net Assets
		Net Investment
NCA	Expenses	Income (Loss)
Year Ended 2/28-2/29:
2015	0.67%	4.38%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Premium per Share Sold through Shelf Offering		Discount per Share Repurchased and Retired	Ending NAV	Ending Share Price
NKX
Year Ended 2/28-2/29:
2019	$15.26	$0.66	$(0.11)	$0.55	$(0.65)	$—	$(0.65)	$—		$0.01	$15.17	$13.50
2018	15.35	0.72	(0.04)	0.68	(0.77)	—	(0.77)	—		—	15.26	13.97
2017	16.17	0.76	(0.71)	0.05	(0.83)	(0.04)	(0.87)	—		—	15.35	14.62
2016	15.95	0.82	0.27	1.09	(0.87)	—	(0.87)	—		—	16.17	15.63
2015	14.50	0.85	1.45	2.30	(0.85)	—	(0.85)	—		—	15.95	14.67
NAC
Year Ended 2/28-2/29:
2019	15.17	0.67	(0.22)	0.45	(0.68)	—	(0.68)	—		0.01	14.95	13.30
2018	15.31	0.73	(0.10)	0.63	(0.77)	—	(0.77)	—		—	15.17	13.49
2017	16.06	0.78	(0.66)	0.12	(0.87)	—	(0.87)	—	*	—	15.31	14.55
2016	15.96	0.88	0.15	1.03	(0.93)	—	(0.93)	—		—	16.06	15.84
2015	14.68	0.87	1.34	2.21	(0.93)	—	(0.93)	—		—	15.96	15.34

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(e)

3.73%	1.45%	$720,786	2.50%		4.34%		28%
4.42	0.51	728,662	2.24		4.58		14
0.21	(1.10)	732,649	1.83		4.70		25
7.09	12.93	771,466	1.48		5.22		20
16.16	17.55	760,786	1.62(d	)	5.53(d	)	13

3.01	3.79	2,163,282	2.42		4.48		30
4.19	(2.27)	2,201,952	1.97		4.71		14
0.63	(2.89)	2,221,595	1.77		4.93		23
6.73	9.79	1,724,746	1.42		5.62		15
15.39	16.21	1,713,628	1.50(d	)	5.97(d	)	9

(b)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NKX		NAC
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2019	1.45%	2019	1.45%
2018	1.20	2018	1.02
2017	0.82	2017	0.79
2016	0.48	2016	0.48
2015	0.57	2015	0.50

(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(d)
During the fiscal year ended February 28, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares reflect the voluntary expense reimbursement from Adviser. The expenses and net investment income (loss) ratios to average net assets applicable to common shares excluding this expense reim- bursement from Adviser are as follows:

	Ratio to Average Net Assets			Ratio to Average Net Assets
		Net Investment			Net Investment
NKX	Expenses	Income (Loss)	NAC	Expenses	Income (Loss)
Year Ended 2/28-2/29:			Year Ended 2/28-2/29:
2015	1.63%	5.51%	2015	1.53%	5.95%

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

	iMTP Shares at the End of the Period		MFP Shares at the End of the Period		VMTP Shares at the End of the Period		VRDP Shares at the End of the Period		iMTP, MFP, VMTP and/or VRDP Shares at the End of the Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NKX
Year Ended 2/28-2/29:
2019	$—	$—	$140,400	$266,617	$—	$—	$292,200	$266,617	$2.67
2018	—	—	140,400	268,438	—	—	292,200	268,438	2.68
2017	36,000	13,468	—	—	—	—	396,600	269,359	2.69
2016	36,000	16,775	—	—	—	—	291,600	335,490	3.35
2015(a)	36,000	16,612	—	—	—	—	291,600	332,230	3.32

NAC
Year Ended 2/28-2/29:
2019	—	—	320,000	269,324	—	—	957,600	269,324	2.69
2018	—	—	320,000	272,351	—	—	957,600	272,351	2.72
2017	—	—	—	—	145,000	301,487	957,600	301,487	3.01
2016	—	—	—	—	—	—	699,600	346,533	—
2015	—	—	—	—	—	—	699,600	344,944	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015
NKX
Series 2015 (NKX PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.03	Ω

Ω	For the period June 9, 2014 (effective date of the Reorganizations) through December 29, 2014.

Notes to
Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen California Municipal Value Fund, Inc. (NCA)
•	Nuveen California Municipal Value Fund 2 (NCB)
•	Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
•	Nuveen California Quality Municipal Income Fund (NAC)
The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified closed-end management investment companies. NCA was incorporated under the state laws of Minnesota on July 15, 1987. NCB, NKX and NAC were organized as Massachusetts business trusts on January 26, 2009, July 29, 2002 and December 1, 1998, respectively.
The end of the reporting period for the Funds is February 28, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of NKX the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and California’s personal income tax. Each Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from California’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Notes to Financial Statements (continued)
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NCA	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$264,956,197	$—	$264,956,197
Short-Term Investments*:
Municipal Bonds	—	16,670,000	—	16,670,000
Total	$—	$281,626,197	$—	$281,626,197
NCB
Long-Term Investments*:
Municipal Bonds	$—	$51,016,644	$—	$51,016,644
NKX
Long-Term Investments*:
Municipal Bonds	$—	$1,156,221,794	$—	$1,156,221,794
NAC
Long-Term Investments*:
Municipal Bonds	$—	$3,433,972,760	$—	$3,433,972,760
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the

Notes to Financial Statements (continued)
short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NCA	NCB	NKX	NAC
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$20,975,000	$27,580,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	17,760,000	39,540,000
Total	$—	$—	$38,735,000	$67,120,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NCA	NCB	NKX	NAC
Average floating rate obligations outstanding	$—	$—	$20,975,000	$27,580,000
Average annual interest rate and fees	—%	—%	2.36%	2.05%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NCA	NCB	NKX	NAC
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$20,975,000	$27,580,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	13,260,000	33,990,000
Total	$—	$—	$34,235,000	$61,570,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
The following Funds have each filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Notes to Financial Statements (continued)
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and/or prior fiscal period were as follows:

	NCA		NAC
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/19*	2/28/18	2/28/19	2/28/18**
Additional authorized common shares	2,700,000	2,700,000	—	2,300,000
Common shares sold	—	197,500	—	—
Offering proceeds, net of offering costs	$(1,556)	$2,046,091	$—	$—
*	Represents additional authorized shares for the period March 1, 2018 through June 29, 2018.
**	Represents additional authorized shares for the period March 1, 2017 through June 30, 2017.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares during the Funds’ current and prior fiscal period, where applicable were as follows:

	NCA		NCB
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/19	2/28/18	2/28/19	2/28/18
Common shares:
Sold through shelf offering	—	197,500	N/A	N/A
Issued to shareholders due to reinvestment of distributions	—	22,140	2,043	6,312
Repurchased and retired	—	—	—	—
Weighted average common share:
Premium to NAV per shelf offering share sold	—%	1.35%	N/A	N/A
Price per share repurchased and retired	$—	$—	$—	$—
Discount per share repurchased and retired	—%	—%	—%	—%
	NKX		NAC
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/19	2/28/18	2/28/19	2/28/18
Common shares:
Sold through shelf offering	N/A	N/A	—	—
Issued to shareholders due to reinvestment of distributions	—	14,605	—	—
Repurchased and retired	(230,000)	—	(370,000)	—
Weighted average common share:
Premium to NAV per shelf offering share sold	N/A	N/A	—%	—%
Price per share repurchased and retired	$12.54	$—	$12.45	$—
Discount per share repurchased and retired	15.44%	—%	15.10%	—%
N/A – The Fund is not authorized to issue additional common shares through a shelf offering.

Preferred Shares

MuniFund Preferred Shares
NKX and NAC have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred connection with each Fund’s offering of MFP Shares were recorded as deferred charges and are amortized over the life of the shares and are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NKX and NAC had $139,963,611 and $319,742,364 MFP Shares at liquidation preference, net of deferred offering cost, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series		Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode	Mode Termination Date
NKX		A	1,404	$140,400,000	10/01/47	VRRM	N/A
NAC		A	3,200	320,000,000	1/03/28	VRM	1/03/28*
*	Subject to earlier termination by either the Fund or the holder.

Notes to Financial Statements (continued)
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NKX	NAC
Average liquidation preference of MFP Shares outstanding	$140,400,000	$320,000,000
Annualized dividend rate	1.76%	2.26%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NKX and NAC had $290,341,486 and $953,896,141 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the reporting period, were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NKX	2	355	$ 35,500,000	June 1, 2040
	3	427	42,700,000	March 1, 2040
	4	1,090	109,000,000	December 1, 2040
	6	1,050	105,000,000	June 1, 2046
NAC	1	1,362	$136,200,000	June 1, 2041
	2	910	91,000,000	December 1, 2040
	3	498	49,800,000	March 1, 2040
	4	1,056	105,600,000	December 1, 2042
	5	1,589	158,900,000	August 1, 2040
	6	1,581	158,100,000	August 1, 2040
	7	980	98,000,000	August 3, 2043
	8	1,600	160,000,000	November 6, 2026

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
NAC’s Series 5 and Series 8 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on June 19, 2019 and November 6, 2026, for the Fund’s Series 5 and 8 VRDP Shares, respectively. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, unless the Board approves a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NKX	NAC
Average liquidation preference of VRDP Shares outstanding	$292,200,000	$957,600,000
Annualized dividend rate	1.50%	1.81%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2018
NKX	Series	Shares	Amount
iMTP Shares redeemed	2018	(7,200)	$(36,000,000)

Transactions in MFP Shares for the Funds, where applicable, were as follows:
	Year Ended February 28, 2018
NKX	Series	Shares	Amount
MFP Shares issued	A	1,404	$140,400,000

	Year Ended February 28, 2018
NAC	Series	Shares	Amount
MFP Shares issued	A	3,200	$320,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:
	Year Ended February 28, 2018
NAC	Series	Shares	Amount
VMTP Shares redeemed	2019	(1,450)	$(145,000,000)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:
	Year Ended February 28, 2018
NKX	Series	Shares	Amount
VRDP Shares redeemed	5	(1,044)	$(104,400,000)

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NCA	NCB	NKX	NAC
Purchases	$101,683,865	$14,322,207	$330,730,478	$1,043,850,900
Sales and maturities	104,141,278	13,544,908	343,989,542	1,046,439,871

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of NKX the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to Financial Statements (continued)
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 28, 2019.

	NCA	NCB	NKX	NAC
Tax cost of investments	$260,364,057	$46,555,425	$1,046,335,396	$3,178,864,020
Gross unrealized:
Appreciation	$21,674,344	$4,504,972	$89,832,449	$230,921,803
Depreciation	(412,204)	(43,753)	(921,181)	(3,393,095)
Net unrealized appreciation (depreciation) of investments	$21,262,140	$4,461,219	$88,911,268	$227,528,708

Permanent differences, primarily due to federal taxes paid, taxable market discount, and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2019, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2019, the Funds’ tax year end, were as follows:

	NCA	NCB	NKX	NAC
Undistributed net tax-exempt income[1]	$359,808	$97,817	$1,202,302	$1,970,614
Undistributed net ordinary income[2]	—	—	207,900	290,165
Undistributed net long-term capital gains	—	14,737	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2019, paid on March 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2019 and February 28, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	NCA	NCB	NKX	NAC
Distributions from net tax-exempt income[3]	$9,568,981	$2,120,742	$37,698,477	$121,952,468
Distributions from net ordinary income[2]	80,277	17,348	422,059	715,540
Distributions from net long-term capital gains	—	—	—	—
2018	NCA	NCB	NKX	NAC
Distributions from net tax-exempt income	$11,177,980	$2,381,133	$41,281,341	$125,868,003
Distributions from net ordinary income[2]	196,607	370,200	281,727	1,305,946
Distributions from net long-term capital gains	—	434,134	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2019, as Exempt Interest Dividends.

As of February 28, 2019, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NCA	NKX	NAC[4]
Not subject to expiration:
Short-term	$2,767,376	$4,578,985	$25,768,458
Long-term	—	—	—
Total	$2,767,376	$4,578,985	$25,768,458
[4]	A portion of NAC’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended February 28, 2019, the following Funds utilized capital loss carryforwards as follows:
	NKX	NAC
Utilized capital loss carryforwards	$3,216,597	$1,579,002

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for NCA a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NCA pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
The annual fund-level fee, payable monthly, for each Fund (excluding NCA) is calculated according to the following schedules:

NCB
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NKX
NAC
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NCA and NCB):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2019, the complex-level fee for each Fund was 0.1591%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NCA	NCB	NKX	NAC
Purchases	$3,624,317	$—	$54,778,822	$—
Sales	5,069,132	—	—	49,709,690

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:

	NCA	NKX	NAC
Maximum Outstanding Balance	$2,089,594	$19,000,000	$88,400,000

During each Fund’s utilization periods, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NCA	NKX	NAC
Average daily balance outstanding	$2,089,594	$10,454,912	$23,589,010
Average annual interest rate	3.50%	3.02%	3.25%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the interfund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

Notes to Financial Statements (continued)
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
As of February 28, 2018, the Funds’ Statement of Changes in Net Assets reflected the following balances.

Distributions to Shareholders	NCA	NCB	NKX	NAC
From net investment income	(11,269,691)	(2,730,914)	(36,805,471)	(112,093,659)
From accumulated net realized gains	—	(435,138)	—	—
Decrease in net assets applicable to common shares from distributions to shareholders	(11,269,691)	(3,166,052)	(36,805,471)	(112,093,659)
UNII at the end of period	$(645,375)	$146,824	$(1,169,337)	$(4,074,157)

Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 ("ASU 2018-13"), Fair Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds' financial statements.

Additional Fund Information (Unaudited)

Board of Directors/Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCA	NCB	NKX	NAC
Common shares repurchased	—	—	230,000	370,000

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

•
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value.
Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

•
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

•
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Fulcrum IT Service LLC (since 2010) and Quality Control Corporation
333 W. Wacker Drive	Chairman and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	168
Chicago, IL 6o6o6	Board Member	Class II	and Mather Foundation Board (since 2012), and chair of its Investment
Committee; formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994);
formerly, Member, Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern Trust
Japan Board (2004-2007), Northern Trust Securities Inc. Board
(2003- 2007) and Northern Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	168
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of
Coe College and the Iowa College Foundation; formerly, President
Pro-Tem of the Board of Regents for the State of Iowa University
System; formerly, Director, Alliant Energy and The Gazette Company;
formerly, Director, Federal Reserve Bank of Chicago; formerly,
President and Chief Operating Officer, SCI Financial Group, Inc., a
regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa(2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	168
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); Chairman (since 2019),
333 W. Wacker Drive	Board Member	2016	and Director (since 2012), USA Technologies, Inc., a provider of solutions	168
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions (since 2012);
formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of
Verizon Communications, Inc. (2000-2003); formerly, President, One Point
Services at One Point Communications (1999- 2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of
Zenith Electronics Corporation.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; serves on The President’s Council, Fordham University (since	168
Chicago, IL 6o6o6		Class II	2010); and previously was a Director of The Curran Center for Catholic
American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014):
formerly, Chairman of the Board of Trustees of Marian University (2010
as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of
ABN AMRO N.V. North America, and Global Head of its Financial Markets
Division (2007-2008); prior senior positions held at ABN AMRO include
Corporate Executive Vice President and Head of Global Markets-the
Americas (2006-2007), CEO of Wholesale Banking North America and
Global Head of Foreign Exchange and Futures Markets (2001-2006), and
Regional Commercial Treasurer and Senior Vice President Trading-North
America (1996-2001); formerly, Trustee at St. Edmund Preparatory
School in New York City.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for
1947			Forestry and Communities (since 2013); formerly, Executive Director
333 W. Wacker Drive	Board Member	1997	(1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto,	168
Chicago, IL 6o6o6		Class I	Executive Director, Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe,
333 W. Wacker Drive	Board Member	2007	L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	168
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	168
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New York-
Presbyterian Hospital (since 2005); Member (since 2004) and Chair
(since 2015) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the
Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	166
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management
Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One
Group Administrative Services) and JPMorgan Distribution Services,
Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Interested Board Member:

■ MARGO L. COOK(3)			President (since 2017), formerly, Co-Chief Executive Officer and
1964			Co-President (2016-2017), formerly, Senior Executive Vice President of
333 W. Wacker Drive	Board Member	2016	Nuveen Investments, Inc.; President, Global Products and Solutions	168
Chicago, IL 6o6o6		Class III	(since 2017), and, Co-Chief Executive Officer (since 2015), formerly,
Executive Vice President (2013-2015), of Nuveen Securities, LLC;
Executive Vice President (since 2017) of Nuveen, LLC; President (since
August 2017), formerly Co-President (2016- 2017), formerly, Senior
Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice
President since 2011); President (since 2017), Nuveen Alternative
Investments, LLC; Chartered Financial Analyst.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since
333 W. Wacker Drive	Administrative	2007	2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice
333 W. Wacker Drive	and Assistant	2007	President (2016-2017) and Managing Director and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(2008-2016); Senior Managing Director (since 2017) and Assistant
Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive
Vice President (2016-2017) and Managing Director (2008-2016); Senior
Managing Director (since 2017), Secretary (since 2016) and Co-General
Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive
Vice President (2016-2017), Managing Director (2008-2016) and
Assistant Secretary (2007-2016); Senior Managing Director (since 2017),
Secretary (since 2016) and Associate General Counsel (since 2011) of
Nuveen Asset Management, LLC, formerly Executive Vice President
(2016-2017) and Managing Director and Assistant Secretary (2011-2016);
Senior Managing Director (since 2017) and Secretary (since 2016) of
Nuveen Investments Advisers, LLC, formerly Executive Vice President
(2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management
Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset
Management, LLC and Winslow Capital Management, LLC (since 2010).
Senior Managing Director (since 2017) and Secretary (since 2016) of
Nuveen Alternative Investments, LLC.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966	Vice President		(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC;
333 W. Wacker Drive		2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President
(2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC; formerly,
Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017) and Assistant Secretary (since 2016) of
Chicago, IL 6o6o6	Secretary		Nuveen Fund Advisors, LLC.

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously,
1978	Vice President		Vice President of Morgan Stanley Investment Management, Inc.,
333 W. Wacker Drive	and Assistant	2013	Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
Chicago, IL 6o6o6	Secretary

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Principal Financial Officer,
TIAA	and Controller	2019	Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF
730 Third Avenue			Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the
New York, NY 10017			Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF
Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC
1968	Vice President		(since 2008); Vice President (since 2010) and Associate General
333 W. Wacker Drive	and Assistant	2008	Counsel (since 2008) of Nuveen.
Chicago, IL 60606	Secretary

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since
2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant
Secretary and Associate General Counsel of Nuveen Asset
Management, LLC (since 2011); Vice President (since 2017), formerly,
Managing Director (2003-2017) and Assistant Secretary (since 2003) of
Symphony Asset Management LLC; Managing Director and Assistant
Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice
President and Assistant Secretary of NWQ Investment Management
Company, LLC (since 2002), Santa Barbara Asset Management, LLC
(since 2006), and of Winslow Capital Management, LLC, (since 2010);
Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)
On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-A-0219D 803987-INV-Y-04/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Municipal Value Fund 2

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2019	$24,750	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2018	$24,750	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2019	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2018	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2019	$ 0	$ 0	$ 0	$ 0
February 28, 2018	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.   Currently, he manages investments for 14 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$13.87 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$4.9 million
*	Assets are as of February 28, 2019. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NCB SECURITIES AS OF FEBRUARY 28, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Municipal Value Fund 2

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: May 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: May 7, 2019